Columbia Large Cap Growth Fund          Prospectus, February 1, 2007
-------------------------------------------------------------------------------

Class A, B and C Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  3
Portfolio Holdings Disclosure...........  4
Performance History.....................  4
Your Expenses...........................  7

YOUR ACCOUNT                              9
--------------------------------------------
How to Buy Shares.......................  9
Investment Minimums..................... 10
Sales Charges........................... 10
How to Exchange Shares.................. 14
How to Sell Shares...................... 14
Fund Policy on Trading of Fund Shares... 15
Distribution and Service Fees........... 17
Other Information About Your Account.... 18

MANAGING THE FUND                        22
--------------------------------------------
Investment Advisor...................... 22
Portfolio Managers...................... 22
Legal Proceedings....................... 23

FINANCIAL HIGHLIGHTS                     25
--------------------------------------------

APPENDIX A                               28
--------------------------------------------

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC     May Lose Value
       Insured      No Bank Guarantee

The Fund
-------------------------------------------------------------------------------


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of large-capitalization equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its total assets in foreign securities.

--------------------------------------------
  Growth stocks generally offer the
  potential for strong revenue and
  earnings, and accompanying capital
  growth, with less dividend income than
  value stocks.
--------------------------------------------

The Fund invests mainly in companies which the Fund's investment advisor believes will have faster earnings growth than the economy in general. The advisor looks for large-capitalization companies (generally over $5 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The advisor seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

The Fund may sell a portfolio security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

---

The Fund



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

The Fund



PORTFOLIO HOLDINGS DISCLOSURE
--------------------------------------------------------------------------------
A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 15 holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges./ /The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for one year, five years and ten years./ /The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class A share performance for each of the last ten complete calendar years./ /They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

         Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

         The Fund's returns are compared to the Russell 1000 Growth
         Index ("Russell Index"), an unmanaged index that tracks the performance of those companies in the Russell Index with higher price-to-book ratios and higher forecasted growth
         values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
       ------------------------------------------------------------------

---

The Fund



 Calendar Year Total Returns (Class A)/(1)/

                                    [CHART]

 1997    1998    1999    2000    2001    2002    2003    2004   2005   2006
------  ------  ------  ------ -------  -------  ------  -----  ----   -----
30.43%  25.55%  26.02%  -1.44% -18.80%  -26.88%  22.19%  7.29%  5.00%  10.12%

                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 1998, +23.93%
                     Worst quarter: 3rd quarter 2001, -17.16%

(1) The calendar year total returns shown for Class A shares include the returns of Prime A Shares of the Galaxy Equity Growth Fund (the Galaxy
    Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class A shares were initially offered by the Fund. The returns shown for Class A shares also include the returns of Retail A Shares of the Galaxy Fund for periods prior to the date of inception of Prime A Shares (November 1, 1998). Class A shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A shares exceed expenses paid by Retail A Shares.

                                                                             ---

The Fund


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2006

                                                               1 Year  5 Years   10 Years
Class A (%)
  Return Before Taxes                                           3.78   0.88/(1)/   5.61/(1)/
  Return After Taxes on Distributions                           3.52   0.81/(1)/   4.63/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   2.80   0.74/(1)/   4.56/(1)/
--------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                           4.33   0.89/(1)/   5.59/(1)/
  Return After Taxes on Distributions                           4.06   0.84/(1)/   4.63/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   3.17   0.76/(1)/   4.57/(1)/
--------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                           8.22   1.28/(1)/   5.59/(1)/
  Return After Taxes on Distributions                           7.95   1.23/(1)/   4.63/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   5.70   1.09/(1)/   4.58/(1)/
--------------------------------------------------------------------------------------------
Russell Index (%)                                               9.07   2.69        5.44

(1) The average annual total returns shown include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively) for periods prior to the date of inception of Prime A Shares and Prime B Shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Prime A shares, Prime B shares and Retail A shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Prime A shares and Prime B shares, respectively, or Retail A shares. The returns shown for Class C shares include the returns of Prime B Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Prime B Shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Prime B Shares.

---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          ------------------------------------------------------------

          UNDERSTANDING EXPENSES
          Sales Charges are paid directly by shareholders to Columbia Management Distributors, Inc., the Fund's distributor.

          Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

          Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
          .  $10,000 initial investment
          .  5% total return for each year
          .  Fund operating expenses remain the same
          .  Reinvestment of all dividends and distributions
          . Class B shares convert to Class A shares after eight years

 Shareholder Fees (paid directly from your investment)

                                                    Class A    Class B  Class C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)              5.75        0.00     0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
 redemptions (%)
(as a percentage of the lesser of purchase price
 or redemption price)                                1.00/(1)/   5.00     1.00
--------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if
 applicable)                                           /(2)/      /(2)/    /(2)/

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(2) There is a $7.50 charge for wiring sale proceeds to your bank.

                                                                             ---

The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)

                                                 Class A   Class B Class C
      Management fee/(1)(2)/ (%)                 0.57       0.57    0.57
      --------------------------------------------------------------------
      Distribution and service (12b-1) fees (%)  0.25/(3)/  1.00    1.00
      --------------------------------------------------------------------
      Other expenses/(4)/ (%)                    0.22       0.22    0.22
      --------------------------------------------------------------------
      Total annual fund operating expenses (%)   1.04       1.79    1.79

(1) The Fund pays a management fee of 0.52% and an administration fee of 0.05%.
(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $200 million; 0.575% for assets in excess of $200 million and and up to $500 million; and 0.45% for assets in excess of $500 million.
(3) The Fund may pay distribution and service (12b-1) fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but will limit such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year.
(4) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.

 Example Expenses (your actual costs may be higher or lower)

       Class                             1 Year 3 Years 5 Years 10 Years
       Class A                            $675   $887   $1,116   $1,773
       -----------------------------------------------------------------
       Class B: did not sell your shares  $182   $563   $  970   $1,908
                sold all your shares at
                the end of the period     $682   $863   $1,170   $1,908
       -----------------------------------------------------------------
       Class C: did not sell your shares  $182   $563   $  970   $2,105
                sold all your shares at
                the end of the period     $282   $563   $  970   $2,105

See Appendix A for additional hypothetical investment and expense information.

---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:

Method               Instructions
Through your         Your financial advisor can help you establish your account
financial advisor    and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                     your request prior to the close of regular trading on the
                     New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                     executing the purchase for you.
---------------------------------------------------------------------------------
By check             For new accounts, send a completed application and check
(new account)        made payable to the Fund to Columbia Management Services,
                     Inc., P.O. Box 8081, Boston, MA 02266-8081.
---------------------------------------------------------------------------------
By check             For existing accounts, fill out and return the additional
(existing account)   investment stub included in your account statement, or send a letter of instruction including your Fund name and
                     account number with a check made payable to the Fund to
                     Columbia Management Services, Inc., P.O. Box 8081, Boston,
                     MA 02266-8081.
---------------------------------------------------------------------------------
By exchange          You or your financial advisor may acquire shares of the
                     Fund for your account by exchanging shares you own in a
                     different fund distributed by Columbia Management
                     Distributors, Inc. for shares of the same class (and, in
                     some cases, certain other classes) of the Fund at no
                     additional cost. An exchange to another fund may incur a
                     sales charge if the original purchase was not assessed a
                     sales charge. To exchange by telephone, call 1-800-422-3737.
---------------------------------------------------------------------------------
By wire              You may purchase shares of the Fund by wiring money from
                     your bank account to your Fund account. To wire funds to
                     your Fund account, call 1-800-422-3737 for wiring
                     instructions.
---------------------------------------------------------------------------------
By electronic        You may purchase shares of the Fund by electronically
funds transfer       transferring money from your bank account to your Fund
                     account by calling 1-800-422-3737. An electronic funds
                     transfer may take up to two business days to settle and
                     must be considered in "good form." You must set up this
                     feature prior to your telephone request. Be sure to
                     complete the appropriate section of the application for
                     this feature.
---------------------------------------------------------------------------------
Automatic            You may make monthly or quarterly investments automatically
investment plan      from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                     transfer. Be sure to complete the appropriate section of
                     the application for this feature.
---------------------------------------------------------------------------------
Automated dollar     You may purchase shares of the Fund for your account by
cost averaging       exchanging $100 or more each month from another fund for
                     shares of the same class of the Fund at no additional cost.
                     Exchanges will continue so long as your fund balance is
                     sufficient to complete the transfers. You may terminate
                     your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. There may
                     be an additional sales charge if exchanging from a money
                     market fund. Be sure to complete the appropriate section of the account application for this feature.
---------------------------------------------------------------------------------
By dividend          You may automatically invest dividends distributed by
diversification      another fund into the same class of shares (and, in some
                     cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                     automatically investing dividends from a money market fund.
                     To invest your dividends in the Fund, call 1-800-345-6611.
---------------------------------------------------------------------------------
Through the internet You may purchase Fund shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet purchases. The transfer agent has procedures in place to authenticate
                     electronic instructions given via the internet. For more
                     information on internet transactions, or to sign up for the internet transactions, please call 1-800-345-6611.

                                                                             ---

Your Account



INVESTMENT MINIMUMS
--------------------------------------------------------------------------------
The minimum initial investment for Class A, Class B and Class C shares generally is $2,500. For individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement accounts, the minimum initial investment is $1,000. For non-omnibus group retirement plans, the initial investment minimums are determined based on the plan's investment rather than the investment of its individual participants. For investors establishing an automatic investment plan, the minimum initial investment is $50. There is no minimum initial investment for omnibus accounts, wrap accounts or Health Savings Accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

The minimum investment for additional purchases of Class A, Class B and Class C shares is $50 for all investors subject to a minimum initial investment.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Please see the Statement of Additional Information for more details on investment minimums.

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge ("CDSC") when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information. The Board of Trustees has waived sales charges for Health Savings Accounts.

       ------------------------------------------------------------------

         CHOOSING A SHARE CLASS
         The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $50,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

         The Fund also offers five additional classes of shares -- Class T, G, E, F and Z shares, exclusively to certain institutional and other investors through separate prospectuses.

---

Your Account



Class A shares Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 Class A Sales Charges

                                                             % of offering
                                       As a % of                 price
                                       the public   As a %    retained by
                                        offering   of your     financial
     Amount purchased                    price    investment    advisor
     Less than $50,000                    5.75       6.10        5.00
     ---------------------------------------------------------------------
     $50,000 to less than $ 100,000       4.50       4.71        3.75
     ---------------------------------------------------------------------
     $100,000 to less than $ 250,000      3.50       3.63        2.75
     ---------------------------------------------------------------------
     $250,000 to less than $ 500,000      2.50       2.56        2.00
     ---------------------------------------------------------------------
     $500,000 to less than $ 1,000,000    2.00       2.04        1.75
     ---------------------------------------------------------------------
     $1,000,000 or more                   0.00       0.00        0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase.
Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program or to Health Savings Accounts.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million

                Amount purchased                    Commission %
                $1 million to less than $3 million      1.00
                ------------------------------------------------
                $3 million to less than $50 million     0.50
                ------------------------------------------------
                $50 million or more                     0.25

For group retirement plans, financial advisors are eligible to receive a 1.00% commission from the distributor on purchases, including those in amounts less than $1 million, that are coded as commission eligible trades. In determining the commission payable to a financial adviser in the table above, the breakpoint discount policies described herein under "Reduced Sales Charges for Larger Investments" shall apply.

       ------------------------------------------------------------------

         UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
         Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

                                                                             ---

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Reduced Sales Charges for Larger Investments.

  A. What are the principal ways to obtain a breakpoint discount?

There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.

Rights of Accumulation The value of eligible accounts maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

Statement of Intent You also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

  B. What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

   .  Individual accounts

   .  Joint accounts

   .  Certain IRA accounts

   .  Certain trusts

   .  UTMA/UGMA accounts

For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. An account is not eligible to the extent it holds an institutional class of shares of a Columbia money market fund or Class R shares of any Columbia fund. The value of your investment in a non-institutional class of a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Non-institutional class investments in Columbia money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission.

  C. How do I obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a

---

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different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Management Services, Inc., you will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time you purchase shares.

  D. How can I obtain more information about breakpoint discounts?

Certain investors, including affiliates of the Funds, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisers or certain retirement plans, certain shareholders of funds that were reorganized into the Fund as well as investors using the proceeds of redemptions of Fund shares or of certain Bank of America trust or similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systematic withdrawal program, in connection with the death or post-purchase disability of a shareholder, certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611.

Class B shares Your purchases of Class B shares are at Class B's net asset value. Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia funds does not reach $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group plan accounts are valued at the plan level. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission of 4.00% on sales of Class B shares.

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             5.00
                 ---------------------------------------------
                     Through second year            4.00
                 ---------------------------------------------
                     Through third year             3.00
                 ---------------------------------------------
                     Through fourth year            3.00
                 ---------------------------------------------
                     Through fifth year             2.00
                 ---------------------------------------------
                     Through sixth year             1.00
                 ---------------------------------------------
                     Longer than six years          0.00

Automatic conversion to Class A shares occurs eight years after purchase.

Class C shares Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding the shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.

 Class C Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             1.00
                 ---------------------------------------------
                     Longer than one year           0.00

                                                                             ---

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Your Account



HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia
Management Distributors, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

Certain restrictions on exchanges may apply to participants in Health Savings Accounts, including a limitation that participants may exchange their shares only for shares of other funds currently enrolled in the program offering the Health Savings Account.

You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non- Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

---

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 Outlined below are the various options for selling shares:

Method               Instructions
Through your         You may call your financial advisor to place your sell
financial advisor    order. To receive the current trading day's price, your
                     financial advisor must receive your request prior to the
                     close of regular trading on the NYSE, usually 4:00 p.m.
                     Eastern time. Your financial advisor may charge you fees
                     for executing a redemption for you.
---------------------------------------------------------------------------------
By exchange          You or your financial advisor may sell shares of the Fund
                     by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund
                     distributed by Columbia Management Distributors, Inc. at no additional cost. To exchange by telephone, call
                     1-800-422-3737.
---------------------------------------------------------------------------------
By telephone         You or your financial advisor may sell shares of the Fund
                     by telephone and request that a check be sent to your
                     address of record by calling 1-800-422-3737, unless you
                     have notified the Fund of an address change within the
                     previous 30 days. The dollar limit for telephone sales is
                     $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts and Health Savings Accounts. For
                     details, call 1-800-799-7526.
---------------------------------------------------------------------------------
By mail              You may send a signed letter of instruction or, if
                     applicable, stock power form along with any share
                     certificates to be sold to the address below. In your
                     letter of instruction, note the Fund's name, share class,
                     account number, and the dollar value or number of shares
                     you wish to sell. All account owners must sign the letter.
                     Signatures must be guaranteed by either a bank, a member
                     firm of a national stock exchange or another eligible
                     guarantor that participates in the Medallion Signature
                     Guarantee Program for amounts over $100,000 or for
                     alternate payee or mailing instructions. Additional
                     documentation is required for sales by corporations,
                     agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.
                     Mail your letter of instruction to Columbia Management
                     Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
---------------------------------------------------------------------------------
By wire              You may sell Fund shares and request that the proceeds be
                     wired to your bank. You must set up this feature prior to
                     your request. Be sure to complete the appropriate section
                     of the account application for this feature. Generally, the value of your redemptions must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                     is a $7.50 charge for wiring sale proceeds to your bank.
                     (The transfer agent may waive this fee for omnibus and
                     nominee accounts.) Your bank may charge additional fees for such wire transfer.
---------------------------------------------------------------------------------
By systematic        You may automatically sell a specified dollar amount or
withdrawal plan      percentage of your account on a monthly, quarterly or
                     semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                     account balance requirement is waived for wrap accounts.
                     This feature is not available if you hold your shares in
                     certificate form. All dividend and capital gains
                     distributions must be reinvested. Be sure to complete the
                     appropriate section of the account application for this
                     feature.
---------------------------------------------------------------------------------
By electronic        You may sell shares of the Fund and request that the
funds transfer       proceeds be electronically transferred to your bank.
                     Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                     request. Be sure to complete the appropriate section of the account application for this feature.
---------------------------------------------------------------------------------
Through the internet You may sell Fund shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                     transfer agent has procedures in place to authenticate
                     electronic instructions given via the internet. For more
                     information on internet transactions, or to sign up for
                     internet transactions, please call 1-800-345-6611.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia

                                                                             ---

Your Account


Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

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16

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DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
12b-1 Plan The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Trustees currently limits total payments under the Rule 12b-1 plan for Class A shares to 0.25%. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after eight years, eliminating a portion of the distribution fee upon conversion.

Financial Intermediary Payments The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets for Class A, B and C shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.

The Fund's distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

                                                                             ---

Your Account


Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

Automatic Sale of Your Shares The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the

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18

Your Account


transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.

The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").

Minimum Account Balance Fee Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by your Fund for transfer agency services by the amount it collects from assessment of this fee. If your Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to your Fund. The transfer agent will send you written notification of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345- 6611 or contact your investment professional for more information.

Exceptions to the Automatic Sale of Your Shares and the Minimum Account Balance Fee The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic conversion of Class G shares to Class T shares, certain qualified retirement plans or Health Savings Accounts. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.

Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have returned them to the transfer agent.

                                                                             ---

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Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

Distribution Options The Fund distributes any dividends and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account or Health Savings Account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income. Properly designated distributions of

---

Your Account



long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.

                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia
Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.
Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.

For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.52% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the period ended March 31, 2006.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Paul J. Berlinguet, a senior vice president of Columbia Advisors and head of Columbia Advisors' Small-Cap Growth Team and Large-Cap Growth Team, is a co-manager for the Fund and has co-managed the Fund since October, 2003. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003. Prior to joining John Hancock Funds in April, 2001, Mr. Berlinguet was head of the Global Technology Research Team and a large-cap growth portfolio manager at Baring Asset Management.

Edward P. Hickey, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

Roger R. Sullivan, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

Mary-Ann Ward, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

John T. Wilson, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

---

Managing the Fund



LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a

                                                                             ---

Managing the Fund


derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

---

Financial Highlights
-------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the fiscal years ended September 30, 2004, 2005 and 2006, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 and the fiscal years ended October 31, 2002 and 2001 has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-345-6611.

 The Fund

                                                                                         Period ended
                                                        Year ended September 30,         September 30,   Year ended October 31,
                                                   2006          2005        2004/(a)/   2003/(b)(c)/       2002        2001
                                                  Class A       Class A      Class A        Class A        Class A     Class A
                                                -------      -------        --------     -------------   -------       -------
 Net asset value --
 Beginning of period ($)                          21.11       18.57          17.59           16.06        19.74         32.31
-------------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)                    0.01/(d)/   0.05/(d)(e)/  (0.08)/(d)/     (0.05)/(d)/   0.03/(d)/    (0.02)
   Net realized and unrealized gain (loss)
    on investments                                 1.19        2.51           1.06            1.61        (3.71)        (8.92)
-------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 1.20        2.56           0.98            1.56        (3.68)        (8.94)
-------------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                     (0.04)      (0.02)            --           (0.03)          --            --
   From net realized gains                           --          --             --              --           --         (3.63)
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders    (0.04)      (0.02)            --           (0.03)          --         (3.63)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                22.27       21.11          18.57           17.59        16.06         19.74
-------------------------------------------------------------------------------------------------------------------------------
  Total return (%)/(f)(g)/                         5.69       13.80           5.57            9.72/(h)/  (18.64)       (30.43)
-------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                         1.01        1.11           1.28            1.30/(j)/    1.12          1.13
   Interest expense                                  --/(k)/     --             --              --           --            --
   Total net expenses/(i)/                         1.01        1.11           1.28            1.30/(j)/    1.12          1.13
   Net investment income (loss)/(i)/               0.07        0.25          (0.40)          (0.30)/(j)/   0.14         (0.10)
   Waiver/reimbursement                              --/(k)/     --/(k)/        --/(k)/       0.02/(j)/    0.05          0.03
  Portfolio turnover rate (%)                       171         113            126              91/(h)/      43            48
  Net assets, end of period (000's) ($)         125,124      10,422          3,867           1,887           56           671

(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were redesignated Liberty Equity Growth Fund, Class A shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds to less than 0.01%.

                                                                             ---

Financial Highlights



 The Fund

                                                                                           Period ended
                                                         Year ended September 30,          September 30,   Year ended October 31,
                                                    2006          2005         2004/(a)/   2003/(b)(c)/       2002        2001
                                                   Class B       Class B       Class B        Class B        Class B     Class B
                                                -------       -------         --------     -------------   -------       -------
 Net asset value --
 Beginning of period ($)                          20.07        17.76           16.96           15.57        19.32         31.94
---------------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss                            (0.13)/(d)/  (0.09)/(d)(e)/  (0.21)/(d)/     (0.14)/(d)/  (0.14)/(d)/   (0.19)
   Net realized and unrealized gain (loss) on
    investments                                    1.11         2.40            1.01            1.53        (3.61)        (8.80)
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 0.98         2.31            0.80            1.39        (3.75)        (8.99)
---------------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net realized gains                           --           --              --              --           --         (3.63)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                21.05        20.07           17.76           16.96        15.57         19.32
---------------------------------------------------------------------------------------------------------------------------------
  Total return (%)/(f)(g)/                         4.88        13.01            4.72            8.93/(h)/  (19.41)       (31.00)
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                         1.76         1.86            2.03            2.13/(j)/    1.99          1.95
   Interest expense                                  --/(k)/      --              --              --           --            --
   Total net expenses/(i)/                         1.76         1.86            2.03            2.13/(j)/    1.99          1.95
   Net investment loss/(i)/                       (0.72)       (0.48)          (1.15)          (0.97)/(j)/  (0.73)        (0.92)
   Waiver/reimbursement                              --/(k)/      --/(k)/         --/(k)/       0.02/(j)/    0.05          0.03
   Portfolio turnover rate (%)                      171          113             126              91/(h)/      43            48
   Net assets, end of period (000's) ($)        227,160        7,799           3,195           1,013          207           309

(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime B shares were redesignated Liberty Equity Growth Fund, Class B shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds to less than 0.01%.

---

Financial Highlights


 The Fund

                                                                              Period ended
                                               Year ended September 30,       September 30,
                                            2006        2005      2004/(a)/   2003/(b)(c)/
                                           Class C     Class C     Class C       Class C
                                         -------     -------      --------    -------------
 Net asset value --
 Beginning of period ($)                  20.10       17.79        16.98          16.04
---------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(d)/               (0.13)      (0.09)/(e)/  (0.21)         (0.13)
   Net realized and unrealized gain on
    investments                            1.09        2.40         1.02           1.07
---------------------------------------------------------------------------------------------
  Total from Investment Operations         0.96        2.31         0.81           0.94
---------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                        21.06       20.10        17.79          16.98
---------------------------------------------------------------------------------------------
  Total return (%)/(f)(g)/                 4.78       12.98         4.77           5.86/(h)/
---------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                 1.76        1.86         2.03           2.00/(j)/
   Interest expense                          --/(k)/     --           --             --
   Total net expenses/(i)/                 1.76        1.86         2.03           2.00/(j)/
   Net investment loss/(i)/               (0.69)      (0.45)       (1.15)         (0.92)/(j)/
   Waiver/reimbursement                      --/(k)/     --/(k)/      --/(k)/      0.02/(j)/
  Portfolio turnover rate (%)               171         113          126             91/(h)/
  Net assets, end of period (000's) ($)  31,046       1,419          780            524

(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.
(f) Total return at net asset value assuming no contingent deferred sales charge.
(g) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds to less than 0.01%.

                                                                             ---

Appendix A
-------------------------------------------------------------------------------


Hypothetical Investment and Expense Information
--------------------------------------------------------------------------------
The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A, B and C shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge for Class A shares but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

 Class A Shares

        Maximum Sales Charge          Initial Hypothetical Investment Amount       Assumed Rate of Return
                5.75%                           $10,000.00                                   5%
        --------------------          --------------------------------------        ----------------------
                                                                              Hypothetical
                        Cumulative                        Cumulative            Year- End
                       Return Before     Annual          Return After         Balance After        Annual
        Year          Fees & Expenses Expense Ratio     Fees & Expenses      Fees & Expenses Fees & Expenses/(1)/
        ----          ---------------   -------------     ---------------    --------------- -------------------
          1                 5.00%         1.04%              -2.02%/(2)/        $9,798.23           $674.96
          2                10.25%         1.04%               1.86%            $10,186.24           $103.92
          3                15.76%         1.04%               5.90%            $10,589.62           $108.03
          4                21.55%         1.04%              10.09%            $11,008.96           $112.31
          5                27.63%         1.04%              14.45%            $11,444.92           $116.76
          6                34.01%         1.04%              18.98%            $11,898.14           $121.38
          7                40.71%         1.04%              23.69%            $12,369.30           $126.19
          8                47.75%         1.04%              28.59%            $12,859.13           $131.19
          9                55.13%         1.04%              33.68%            $13,368.35           $136.38
         10                62.89%         1.04%              38.98%            $13,897.74           $141.78
Total Gain After Fees
 & Expenses                                                                     $3,897.74
Total Annual Fees
 & Expenses                                                                                       $1,772.90

(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(2) Reflects deduction of the maximum initial sales charge.

---

Appendix A


 Class B Shares


         Maximum Sales Charge           Initial Hypothetical Investment Amount       Assumed Rate of Return
                 0.00%                           $10,000.00                                    5%
         --------------------           --------------------------------------           ----------------------

                                                                                Hypothetical
                          Cumulative                         Cumulative           Year-End
                         Return Before     Annual           Return After        Balance After        Annual
         Year           Fees & Expenses Expense Ratio      Fees & Expenses     Fees & Expenses Fees & Expenses/(1)/
         ----           --------------- -------------      ---------------     --------------- -------------------
           1                  5.00%         1.79%                3.21%           $10,321.00           $181.87
           2                 10.25%         1.79%                6.52%           $10,652.30           $187.71
           3                 15.76%         1.79%                9.94%           $10,994.24           $193.74
           4                 21.55%         1.79%               13.47%           $11,347.16           $199.96
           5                 27.63%         1.79%               17.11%           $11,711.40           $206.37
           6                 34.01%         1.79%               20.87%           $12,087.34           $213.00
           7                 40.71%         1.79%               24.75%           $12,475.34           $219.84
           8                 47.75%         1.79%               28.76%           $12,875.80           $226.89
           9                 55.13%         1.04%               33.86%           $13,385.68           $136.56
          10                 62.89%         1.04%               39.16%           $13,915.75           $141.97
Total Gain After Fees &
 Expenses                                                                         $3,915.75
Total Annual Fees &
 Expenses                                                                                           $1,907.91

 Class C Shares

        Maximum Sales Charge          Initial Hypothetical Investment Amount       Assumed Rate of Return
                0.00%                          $10,000.00                                    5%
        --------------------          --------------------------------------           ----------------------

                                                                              Hypothetical
                        Cumulative                         Cumulative           Year-End
                       Return Before     Annual           Return After        Balance After        Annual
        Year          Fees & Expenses Expense Ratio      Fees & Expenses     Fees & Expenses Fees & Expenses/(1)/
        ----          --------------- -------------      ---------------     --------------- -------------------
          1                 5.00%         1.79%                3.21%           $10,321.00           $181.87
          2                10.25%         1.79%                6.52%           $10,652.30           $187.71
          3                15.76%         1.79%                9.94%           $10,994.24           $193.74
          4                21.55%         1.79%               13.47%           $11,347.16           $199.96
          5                27.63%         1.79%               17.11%           $11,711.40           $206.37
          6                34.01%         1.79%               20.87%           $12,087.34           $213.00
          7                40.71%         1.79%               24.75%           $12,475.34           $219.84
          8                47.75%         1.79%               28.76%           $12,875.80           $226.89
          9                55.13%         1.79%               32.89%           $13,289.11           $234.18
         10                62.89%         1.79%               37.16%           $13,715.69           $241.69
Total Gain After Fees
 & Expenses                                                                     $3,715.69
Total Annual Fees
 & Expenses                                                                                       $2,105.25

(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

                                                                             ---

Notes
-------------------------------------------------------------------------------

================================================================================

---

Notes


================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Funds Series Trust I: 811-04367

..  Columbia Large Cap Growth Fund

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group


(C)2007 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800.426.3750 www.columbiafunds.com
                                                             INT-36/116537-0207

Columbia Large Cap Growth Fund Prospectus, February 1, 2007
-----------------------------------------------------------

Class E and F Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Portfolio Holdings Disclosure...........  4
Performance History.....................  4
Your Expenses...........................  6

YOUR ACCOUNT                              8
--------------------------------------------
How to Buy Shares.......................  8
Sales Charges...........................  8
Trust Shares............................  9
How to Exchange Shares.................. 10
How to Sell Shares...................... 10
Fund Policy on Trading of Fund Shares... 11
Distribution and Service Fees........... 12
Other Information About Your Account.... 14

MANAGING THE FUND                        16
--------------------------------------------
Investment Advisor...................... 16
Portfolio Managers...................... 16
Legal Proceedings....................... 17

FINANCIAL HIGHLIGHTS                     19
--------------------------------------------

APPENDIX A                               21
--------------------------------------------

The Fund's Class E and Class F shares are closed to new investors and new accounts. For more information, see "Your Account -- How to Buy Shares."

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



[LOGO] Not FDIC Insured May Lose Value
               No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of large-capitalization equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its total assets in foreign securities.

          ------------------------------------------------------------

          Growth stocks generally offer the potential for strong revenue and earnings, and accompanying capital growth, with less dividend income than value stocks.



The Fund invests mainly in companies which the Fund's investment advisor believes will have faster earnings growth than the economy in general. The advisor looks for large-capitalization companies (generally over $5 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The advisor seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

The Fund may sell a portfolio security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as noted otherwise, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

---

The Fund



Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

The Fund



PORTFOLIO HOLDINGS DISCLOSURE
--------------------------------------------------------------------------------
A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 15 holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class E shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class E and Class F shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

          ------------------------------------------------------------

          UNDERSTANDING PERFORMANCE
          Calendar Year Total Returns show the Fund's Class E share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

          Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of Class E and Class F shares and includes the effects of both Fund expenses and current sales charges.

          The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that tracks the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


---

The Fund



 Calendar Year Total Returns (Class A)/(1)/

                                    [CHART]

 1997    1998    1999    2000     2001     2002    2003    2004   2005    2006
 ----    ----    ----    ----     ----     ----    ----    ----   ----   ------
30.43%  25.55%  26.02%  -1.44%  -18.80%  -26.88%  22.19%   7.29%  5.00%  10.12%

                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 1998, +23.93%
                     Worst quarter: 3rd quarter 2001, -17.16%

(1) Because Class E shares have not been offered for a full year, calendar year total returns shown are those of Class A shares of the Fund. The calendar year total returns shown include the returns of Prime A Shares of the Galaxy Equity Growth Fund (the Galaxy Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class A shares were initially offered by the Fund. The returns shown also include the returns of Retail A Shares of the Galaxy Fund for periods prior to the date of inception of Prime A Shares (November 1, 1998). Class E shares generally would have had substantially similar returns to Class A shares, Prime A Shares and Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class E shares exceed expenses paid by Class A shares, Prime A Shares or Retail A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2006

                                                              1 Year     5 Years   10 Years
Class E (%)
 Return Before Taxes                                          5.08/(1)/  1.13/(1)/   5.74/(1)/
 Return After Taxes on Distribution                           4.83/(1)/  1.05/(1)/   4.77/(1)/
 Return After Taxes on Distribution and Sale of Fund Shares   3.65/(1)/  0.95/(1)/   4.68/(1)/
----------------------------------------------------------------------------------------------
Class F (%)
 Return Before Taxes                                          4.28/(1)/  0.88/(1)/   5.58/(1)/
 Return After Taxes on Distribution                           4.01/(1)/  0.83/(1)/   4.62/(1)/
 Return After Taxes on Distribution and Sale of Fund Shares   3.14/(1)/  0.75/(1)/   4.57/(1)/
----------------------------------------------------------------------------------------------
Russell Index                                                 9.07       2.69        5.44

(1) Because Class E and Class F shares have not been offered for a full calendar year, average annual total returns shown are those of Class A shares (for Class E shares) and Class B shares (for Class F shares) of the Fund. The average annual total returns shown include the returns of Prime A Shares (for Class E shares) and Prime B Shares (for Class F shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to Class E shares and Class F shares, respectively) for periods prior to the date of inception of Prime A Shares and Prime B Shares (November 1, 1998). Class E and Class F shares generally would have had substantially similar returns to Class A and Class B shares, respectively, Prime A Shares and Prime B Shares, respectively, and Retail A Shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class E and Class F shares exceed expenses paid by Class A and Class B shares, respectively, Prime A Shares and Prime B Shares, respectively, or Retail A Shares.

                                                                             ---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          ------------------------------------------------------------

          UNDERSTANDING EXPENSES
          Sales Charges are paid directly by shareholders to Columbia Management Distributors, Inc., the Fund's distributor.

          Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time to time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

          Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. They use the following hypothetical conditions:
          .  $10,000 initial investment
          .  5% total return for each year
          .  Fund operating expenses remain the same
          .  Reinvestment of all dividends and distributions
          . Class F shares convert to Class E shares after eight years

 Shareholder Fees (paid directly from your investment)

                                                                       Class E   Class F
Maximum sales charge (load) on purchases (%)
(as a percentage of offering price)                                    4.50       0.00
----------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)  1.00/(1)/  5.00
----------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                      /(2)/    /(2)/

(1) This charge applies only to certain Class E shares bought without an initial sales charge that are sold within 12 months of purchase.
(2) There is a $7.50 charge for wiring sale proceeds to your bank.

---

The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)

                                                     Class E Class F
           Management fee/(1)(2)/ (%)                 0.57    0.57
           ---------------------------------------------------------
           Distribution and service (12b-1) fees (%)  0.35    1.00
           ---------------------------------------------------------
           Other expenses (%)/(3)/                    0.22    0.22
           ---------------------------------------------------------
           Total annual fund operating expenses (%)   1.14    1.79

(1) The Fund pays a management fee of 0.52% and an administration fee of 0.05%.
(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $200 million; 0.575% for assets in excess of $200 million and up to $500 million; and 0.45% for assets in excess of $500 million.
(3) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.

 Example Expenses (your actual costs may be higher or lower)

       Class                             1 Year 3 Years 5 Years 10 Years
       Class E                            $561   $796   $1,049   $1,774
       -----------------------------------------------------------------
       Class F: did not sell your shares  $182   $563     $970   $1,934
                sold all your shares at
                the end of the period     $682   $863   $1,170   $1,934

See Appendix A for additional hypothetical investment and expense information.

                                                                             ---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

The Fund's Class E and Class F shares are closed to new investors and new accounts. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance) (i) may continue to make additional purchases of Class E and Class F shares and (ii) will continue to have their dividends and capital gains distributions reinvested.

 Outlined below are the various options for buying shares:

Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Management Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge ("CDSC") when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information.

          ------------------------------------------------------------

          CHOOSING A SHARE CLASS

          The Fund offers two classes of shares in this prospectus -- Class E and F. These classes are designed for persons who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the length of time between the purchase date and the designated trust termination date. Purchases of $250,000 or more can be made only in Class E shares.

          Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

          The Fund also offers six additional classes of shares -- Class A, Class B, Class C, Class T, Class G and Class Z -- through separate prospectuses.

---

Your Account



TRUST SHARES
--------------------------------------------------------------------------------
Trust shares are held in an irrevocable trust until the specified trust termination date, at which time the shares pass to the beneficiary. Distributions from the trust are permitted only for limited specified purposes. Subsequent investments into the same account do not affect the original trust termination date; however, no additional investments into an account (other than reinvestment of distributions) may be made within two years of the termination date. The trust will terminate, and the amounts held in the trust will be distributed, in the event of the beneficiary's death prior to the original trust termination date.

Classes of Trust Shares

Class E shares Your purchases of Class E shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor on your purchase of Class E shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 Class E Sales Charges

                                                                % of offering
                                                                    price
                                  As a % of the                  retained by
                                 public offering As a % of your   financial
  Amount Purchased                    price        investment      advisor
  Less than $50,000                   4.50            4.71          4.00
  ---------------------------------------------------------------------------
  $50,000 to less than $100,000       3.50            3.63          3.00
  ---------------------------------------------------------------------------
  $100,000 to less than $250,000      2.50            2.56          2.00
  ---------------------------------------------------------------------------
  $250,000 to less than $500,000      1.25            1.27          1.00
  ---------------------------------------------------------------------------
  $500,000 or more                    0.00            0.00          0.00

Class E shares bought without an initial sales charge in accounts aggregating $500,000 to $5 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class E share purchases that bring your account value above $500,000 are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month following each purchase.

For Class E share purchases of $500,000 or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $500,000

                         Amount Purchased Commission %
                         First $3 million     1.00
                         -----------------------------
                         Next $2 million      0.50
                         -----------------------------
                         Over $5 million      0.25

The commission to financial advisors for Class E share purchases of over $5 million is paid over 12 months but only to the extent the shares remain outstanding.

If, at the time of the trust's termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary's name.

                                                                             ---

Your Account



Class F shares Your purchases of Class F shares are at Class F's net asset value. Class F shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. Class F shares automatically convert to Class E shares after eight years. The distributor pays your financial advisor an up-front commission of 4.00% on sales of Class F shares.

 Class F Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             5.00
                 ---------------------------------------------
                     Through second year            4.00
                 ---------------------------------------------
                     Through third year             3.00
                 ---------------------------------------------
                     Through fourth year            3.00
                 ---------------------------------------------
                     Through fifth year             2.00
                 ---------------------------------------------
                     Through sixth year             1.00
                 ---------------------------------------------
                     Longer than six years          0.00

If, at the time of the trust's termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary's name. After such conversion, the beneficiary's shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase. For purposes of calculating the conversion period, the beneficiary ownership period will begin at the time the Class F shares were purchased.

Withdrawal Under the Columbia Advantage Plan. If the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor shall refund to the distributor any sales charge or initial commission previously retained or paid on the withdrawn shares or amount redeemed.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
Trust shares may not be exchanged for shares of any fund.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-368-0346. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may

---

Your Account


delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

 Outlined below are the various options for selling shares:

  Method         Instructions
  ---------------------------------------------------------------------------
  By mail        You may send a signed letter of instruction or, if
                 applicable, stock power form along with any share
                 certificates to be sold to the address below. In your
                 letter of instruction, note the Fund's name, share class,
                 account number, and the dollar value or number of shares
                 you wish to sell. All account owners must sign the letter.
                 Signatures must be guaranteed by either a bank, a member
                 firm of a national stock exchange or another eligible
                 guarantor that participates in the Medallion Signature
                 Guarantee Program for amounts over $100,000 or for
                 alternate payee or mailing instructions. Additional
                 documentation is required for sales by trusts,
                 corporations, agents, fiduciaries, surviving joint owners
                 and individual retirement account owners. For details, call
                 1-800-345-6611.
                 Mail your letter of instruction to Columbia Management
                 Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
  ---------------------------------------------------------------------------
  By wire        You may sell Fund shares and request that the proceeds be
                 wired to your bank. You must set up this feature prior to
                 your request. Be sure to complete the appropriate section
                 of the account application for this feature. Generally, the value of your redemptions must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                 is a $7.50 charge for wiring sale proceeds to your bank.
                 (The transfer agent may waive this fee for omnibus and
                 nominee accounts.) Your bank may charge additional fees for such wire transfer.
  ---------------------------------------------------------------------------
  By electronic  You may sell shares and request that the proceeds be funds transfer electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You
                 must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund

                                                                             ---

Your Account


followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
Rule 12b-1 Plan The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class E and Class F shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class E and Class F shares. The annual distribution fee may equal up to 0.75% for Class F shares and 0.10% for Class E shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class F shares automatically convert to Class E shares after eight years, eliminating a portion of the distribution fee upon conversion.

Financial Intermediary Payments The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank

---

Your Account


trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets for Class E and F shares in the program on an annual basis. As of September 1, 2005, the Trust's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.

The Fund's distributor or its affiliates may make other payments or allow promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

                                                                             ---

Your Account



OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced on the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have returned them to the transfer agent.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends     Represents interest and dividends earned from securities
                 held by the Fund, net of expenses incurred by the Fund.
   --------------------------------------------------------------------------
   Capital gains Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

          ------------------------------------------------------------

          UNDERSTANDING FUND DISTRIBUTIONS
          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

---

Your Account



Distribution Options The Fund declares and pays dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

Distributions of trust shares are automatically reinvested until the trust's termination unless used to fund trust distributions permitted under the Columbia Advantage Plan.

Tax Consequences Generally, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Properly designated distributions of long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

Under the Columbia Gift Plan, the trustee will file all income tax returns and pay all income taxes for income earned prior to the trust's termination. Under the Columbia Advantage Plan, the beneficiary will be obligated to report any income earned by the trust on his or her tax returns and to pay any applicable income taxes. Your investment in the Fund may have additional tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.

                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia
Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.
Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before
September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.

For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.52% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the period ended March 31, 2006.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Paul J. Berlinguet, a senior vice president of Columbia Advisors and head of Columbia Advisors' Small-Cap Growth Team and Large-Cap Growth Team, is a co-manager for the Fund and has co-managed the Fund since October, 2003.
Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003. Prior to joining John Hancock Funds in April, 2001, Mr. Berlinguet was head of the Global Technology Research Team and a large-cap growth portfolio manager at Baring Asset Management.

Edward P. Hickey, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

Roger R. Sullivan, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

Mary-Ann Ward, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

John T. Wilson, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July,

---

Managing the Fund


2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for

                                                                             ---

Managing the Fund


consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

---

Financial Highlights
-------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for Class E and Class F shares as of the Fund's fiscal year end, September 30. Certain information reflects financial results for a single share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the fiscal year ended September 30, 2006, has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-345-6611.

 The Fund

                                                        Period Ended
                                                        September 30,
                                                          2006/(a)/
                                                           Class E
                                                        -------------
      Net asset value --
      Beginning of period ($)                               22.13
      -------------------------------------------------------------------
      Income from Investment Operations ($):
       Net investment loss/(b)/                                --/(c)/
       Net realized and unrealized gain on investments       0.14
      -------------------------------------------------------------------
      Total from Investment Operations                       0.14
      -------------------------------------------------------------------
      Net asset value --
      End of period ($)                                     22.27
      -------------------------------------------------------------------
      Total return/(d)(e)/                                   0.63/(f)/
      -------------------------------------------------------------------
      Ratios to Average
      Net Assets/Supplemental Data (%):
       Operating expenses/(g)/                               1.12/(h)/
       Interest expense                                        --/(h)(i)/
       Total net expenses/(g)/                               1.12/(h)/
       Net investment loss/(g)/                             (0.23)/(h)/
       Waiver/reimbursement                                    --
      Portfolio turnover rate (%)                             171/(f)/
      Net assets, end of period (000's) ($)                13,071

(a) Class E shares commenced operations on September 22, 2006.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(e) Had the investment advisor and/ or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits had an impact of less than 0.01%.
(h) Annualized.
(i) Rounds to less than 0.01%.

                                                                             ---

Financial Highlights


 The Fund

                                                        Period Ended
                                                        September 30,
                                                          2006 (a)
                                                           Class F
                                                        -------------
      Net asset value --
      Beginning of period ($)                               20.93
      -------------------------------------------------------------------
      Income from Investment Operations ($):
       Net investment loss/(b)/                                --/(c)/
       Net realized and unrealized gain on investments       0.12
      -------------------------------------------------------------------
      Total from Investment Operations                       0.12
      -------------------------------------------------------------------
      Net asset value --
      End of period ($)                                     21.05
      -------------------------------------------------------------------
      Total return/(d)(e)/                                   0.57/(f)/
      -------------------------------------------------------------------
      Ratios to Average
      Net Assets/Supplemental Data (%):
       Operating expenses/(g)/                               1.77/(h)/
       Interest expense                                        --/(h)(i)/
       Total net expenses/(g)/                               1.77/(h)/
       Net investment loss/(g)/                             (0.88)/(h)/
       Waiver/reimbursement                                    --
      Portfolio turnover rate (%)                             171/(f)/
      Net assets, end of period (000's) ($)                 5,319

(a) Class F shares commenced operations on September 22, 2006.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Had the investment advisor and/ or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits had an impact of less than 0.01%.
(h) Annualized.
(i) Rounds to less than 0.01%.


---

Appendix A
-------------------------------------------------------------------------------

Hypothetical Investment and Expense Information
--------------------------------------------------------------------------------

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class E and Class F shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that the all dividends and distributions are reinvested and that Class F shares convert to Class E shares after eight years. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

 Class E Shares

Maximum Sales Charge Initial Hypothetical Investment Amount Assumed Rate of Return
       4.50%                       $10,000.00                         5%
----------------------------------------------------------------------------------

                                                                   Hypothetical
          Cumulative Return                     Cumulative Return    Year-End
            Before Fees &        Annual Expense   After Fees &     Balance After  Annual Fees &
Year          Expenses               Ratio          Expenses      Fees & Expenses Expenses/(1)/

  1             5.00%                1.14%           -0.81%/(2)/    $ 9,918.63        $560.97
  2            10.25%                1.14%            3.01%         $10,301.49        $115.25
  3            15.76%                1.14%            6.99%         $10,699.13        $119.70
  4            21.55%                1.14%           11.12%         $11,112.11        $124.32
  5            27.63%                1.14%           15.41%         $11,541.04        $129.12
  6            34.01%                1.14%           19.87%         $11,986.52        $134.11
  7            40.71%                1.14%           24.49%         $12,449.20        $139.28
  8            47.75%                1.14%           29.30%         $12,929.74        $144.66
  9            55.13%                1.14%           34.29%         $13,428.83        $150.24
 10            62.89%                1.14%           39.47%         $13,947.18        $156.04

Total Gain After Fees & Expenses                                     $3,947.18
-----------------------------------------------------------------------------------------------
Total Annual Fees & Expenses                                                        $1,773.69

(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(2) Reflects deduction of the maximum initial sales charge.

                                                                             ---

Appendix A



 Class F Shares

Maximum Sales Charge Initial Hypothetical Investment Amount Assumed Rate of Return
       0.00%                       $10,000.00                         5%
----------------------------------------------------------------------------------

                                                                   Hypothetical
          Cumulative Return                     Cumulative Return    Year-End
            Before Fees &        Annual Expense   After Fees &     Balance After  Annual Fees &
Year          Expenses               Ratio          Expenses      Fees & Expenses Expenses/(1)/

  1             5.00%                1.79%            3.21%         $10,321.00        $181.87
  2            10.25%                1.79%            6.52%         $10,652.30        $187.71
  3            15.76%                1.79%            9.94%         $10,994.24        $193.74
  4            21.55%                1.79%           13.47%         $11,347.16        $199.96
  5            27.63%                1.79%           17.11%         $11,711.40        $206.37
  6            34.01%                1.79%           20.87%         $12,087.34        $213.00
  7            40.71%                1.79%           24.75%         $12,475.34        $219.84
  8            47.75%                1.79%           28.76%         $12,875.80        $226.89
  9            55.13%                1.14%           33.73%         $13,372.81        $149.62
 10            62.89%                1.14%           38.89%         $13,889.00        $155.39

Total Gain After Fees & Expenses                                     $3,889.00
-----------------------------------------------------------------------------------------------
Total Annual Fees & Expenses                                                        $1,934.39

(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.


---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of annual and semi annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Investment Company Act file number:

Columbia Funds Series Trust I: 811-04367

..  Columbia Large Cap Growth Fund

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group


(C)2007 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800.426.3750 www.columbiafunds.com
                                                             INT-36/116447-0207

Columbia Large Cap Growth Fund          Prospectus, February 1, 2007
-------------------------------------------------------------------------------

Class T and G Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  3
Portfolio Holdings Disclosure...........  4
Performance History.....................  4
Your Expenses...........................  6

YOUR ACCOUNT                              8
--------------------------------------------
How to Buy Shares.......................  8
Investment Minimums.....................  8
Sales Charges...........................  9
How to Exchange Shares.................. 12
How to Sell Shares...................... 13
Fund Policy on Trading of Fund Shares... 14
Distribution and Service Fees........... 15
Other Information About Your Account.... 16

MANAGING THE FUND                        20
--------------------------------------------
Investment Advisor...................... 20
Portfolio Managers...................... 20
Legal Proceedings....................... 21

FINANCIAL HIGHLIGHTS                     23
--------------------------------------------

APPENDIX A                               25
--------------------------------------------

Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC  May Lose Value
       Insured   No Bank Guarantee

The Fund
-------------------------------------------------------------------------------


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of large-capitalization equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its total assets in foreign securities.

          Growth stocks generally offer the potential for strong revenue and earnings, and accompanying capital growth, with less dividend income than value stocks.

The Fund invests mainly in companies which the Fund's investment advisor believes will have faster earnings growth than the economy in general. The advisor looks for large-capitalization companies (generally over $5 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The advisor seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

The Fund may sell a portfolio security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

---

The Fund



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

The Fund



PORTFOLIO HOLDINGS DISCLOSURE
--------------------------------------------------------------------------------
A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 15 holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class T shares, excluding sales charges./ /The performance table following the bar chart shows how the Fund's average annual total returns for Class T and G shares, including sales charges, compare with those of a broad measure of market performance for one year, five years and ten years./ /The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class T share performance for each of the last ten complete calendar years./ /They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

         Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges./ /

         The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that tracks the performance of those companies in the Russell Index with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

---

The Fund



 Calendar Year Total Returns (Class T)/(1)/

                                    [CHART]

 1997    1998    1999    2000    2001    2002     2003    2004    2005    2006
------  ------  ------  ------  ------  ------- -------  ------  ------  ------
30.43%  25.66%  26.03%  -1.60%  -18.96% -27.12%  22.02%   7.21%   4.98%  10.03%

                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 1998, +24.04%
                     Worst quarter: 3rd quarter 2001, -17.22%
(1) The calendar year total returns shown for Class T shares include the returns of Retail A shares of the Galaxy Equity Growth Fund (the Galaxy
    Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class T shares were initially offered by the Fund. Class T shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class T shares exceed expenses paid by Retail A shares. Retail A shares were initially offered on December 14, 1990.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2006

                                                               1 Year  5 Years   10 Years
Class T (%)
  Return Before Taxes                                           3.70   0.75/(1)/   5.51/(1)/
  Return After Taxes on Distributions                           3.44   0.69/(1)/   4.55/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   2.75   0.64/(1)/   4.48/(1)/
--------------------------------------------------------------------------------------------
Class G (%)
  Return Before Taxes                                           4.27   0.64/(1)/   5.37/(1)/
  Return After Taxes on Distributions                           3.99   0.58/(1)/   4.40/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   3.15   0.54/(1)/   4.39/(1)/
--------------------------------------------------------------------------------------------
Russell Index (%)                                               9.07   2.69        5.44

(1) The average annual total returns shown include the returns of Retail A shares (for Class T shares) and Retail B shares (for Class G shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the Fund. Retail A shares were initially offered on December 14, 1990. Class G shares generally would have had substantially similar returns to Retail B shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail B shares. Retail B shares were initially offered on March 4, 1996.

                                                                             ---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

       ------------------------------------------------------------------

         UNDERSTANDING EXPENSES
         Sales Charges are paid directly by shareholders to Columbia Management Distributors, Inc., the Fund's distributor.

         Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees, shareholder service fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

         Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
         .  $10,000 initial investment
         .  5% total return for each year
         .  Fund operating expenses remain the same
         .  Reinvestment of all dividends and distributions
         .  Class G shares convert to Class T shares after eight years
       ------------------------------------------------------------------

 Shareholder Fees (paid directly from your investment)

                                                                       Class T    Class G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                 5.75        0.00
-----------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)   1.00/(1)/   5.00
-----------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                      /(2)/     /(2)/

(1) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 12 months of purchase.
(2) There is a $7.50 charge for wiring sale proceeds to your bank.

---

The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)

                                                   Class T    Class G
        Management fee/(1)(2)/ (%)                 0.57       0.57
        ---------------------------------------------------------------
        Distribution and service (12b-1) fees (%)  0.00       0.95/(3)/
        ---------------------------------------------------------------
        Other expenses/(4)/ (%)                    0.52/(5)/  0.22
        ---------------------------------------------------------------
        Total annual fund operating expenses (%)   1.09       1.74

(1) The Fund pays a management fee of 0.52% and an administration fee of 0.05%.
(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $200 million; 0.575% for assets in excess of $200 million and and up to $500 million; and 0.45% for assets in excess of $500 million.
(3) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.
(4) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.
(5) The Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.

 Example Expenses (your actual costs may be higher or lower)

       Class                             1 Year 3 Years 5 Years 10 Years
       Class T                            $680   $902   $1,141   $1,827
       -----------------------------------------------------------------
       Class G: did not sell your shares  $177   $548   $  944   $1,880
                sold all your shares at
                the end of the period     $677   $948   $1,244   $1,880

See Appendix A for additional hypothetical investment and expense information.

                                                                             ---

Your Account
-------------------------------------------------------------------------------


HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:

Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Management Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging Class T or Class G
                   shares you own in a different fund distributed by Columbia
                   Management Distributors, Inc. for shares of the same class
                   (and, in some cases, certain other classes) of the Fund at no additional cost. An exchange to another fund may incur a sales charge if the original purchase was not assessed a
                   sales charge. To exchange by telephone, call 1-800-422-3737.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and
                   must be considered in ''good form.'' You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the application for
                   this feature.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   Exchanges will continue so long as your fund balance is
                   sufficient to complete the transfers. You may terminate
                   your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. There may
                   be an additional sales charge if exchanging from a money
                   market fund. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares (and, in some
                   cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                   automatically investing dividends from a money market fund.
                   To invest your dividends in the Fund, call 1-800-345-6611.
-------------------------------------------------------------------------------
Through the        You may purchase Fund shares through the internet. You will
internet           be required to accept the terms of an online agreement and to use a password in order to make internet purchases. The transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for the internet transactions, please call 1-800-345-6611.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------
The minimum initial investment for Class T and Class G shares generally is $2,500. For individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement accounts, the minimum initial investment is $1,000. For non-omnibus group retirement plans, the investment minimums are determined based on the plan's investment rather than the investment of its individual participants. For investors establishing an automatic investment plan, the minimum initial investment is $50. There is no minimum initial investment for omnibus accounts or wrap accounts.

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8

Your Account



The minimum investment for additional purchases of Class T and Class G shares is $50 for all investors subject to a minimum initial investment.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Class T and Class G shares are sold only to investors who received (and who have continuously held) Class T or Class G shares in connection with the merger of certain former Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Please see the Statement of Additional Information for more details on investment minimums

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge ("CDSC") when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information.

Class T shares Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on your purchase of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 Class T Sales Charges

                                                             % of offering
                                       As a % of                 price
                                       the public   As a %    retained by
                                        offering   of your     financial
     Amount purchased                    price    investment    advisor
     Less than $50,000                    5.75       6.10        5.00
     ---------------------------------------------------------------------
     $50,000 to less than $ 100,000       4.50       4.71        3.75
     ---------------------------------------------------------------------
     $100,000 to less than $ 250,000      3.50       3.63        2.75
     ---------------------------------------------------------------------
     $250,000 to less than $ 500,000      2.50       2.56        2.00
     ---------------------------------------------------------------------
     $500,000 to less than $ 1,000,000    2.00       2.04        1.75
     ---------------------------------------------------------------------
     $1,000,000 or more                   0.00       0.00        0.00

Class T shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

                                                                             ---

Your Account



For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million

               Amount purchased                     Commission %
               $1 million to less than $3 million       1.00
               -------------------------------------------------
               $3 million to less than $ 50 million     0.50
               -------------------------------------------------
               $50 million or more                      0.25

In determining the commission payable to a financial adviser in the table above, the breakpoint discount policies described herein under "Reduced Sales Charges for Larger Investments" shall apply.

       ------------------------------------------------------------------

         UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
         Certain investments in Class T and G shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Reduced Sales Charges for Larger Investments.

  A. What are the principal ways to obtain a breakpoint discount?

There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class T shares of the Fund and other funds in the Columbia family of funds.

Rights of Accumulation The value of eligible accounts maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

Statement of Intent You also may pay a lower sales charge when purchasing Class T shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

  B. What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

       .  Individual accounts

---

Your Account



       .  Joint accounts

       .  Certain IRA accounts

       .  Certain trusts

       .  UTMA/UGMA accounts

For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. An account is not eligible to the extent it holds an institutional class of shares of a Columbia money market fund or Class R shares of any Columbia fund. The value of your investment in a non-institutional class of a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Non-institutional class investments in Columbia money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission.

  C. How do I obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Management Services, Inc., you will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time you purchase shares.

  D. How can I obtain more information about breakpoint discounts?

Certain investors, including affiliates of the Funds, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisers or certain retirement plans, certain shareholders of funds that were reorganized into the Fund as well as investors using the proceeds of redemptions of Fund shares or of certain Bank of America trust or similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systematic withdrawal program, in connection with the death or post-purchase disability of a shareholder, certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611.

                                                                             ---

Your Account



Class G shares Your purchases of Class G shares are at Class G's net asset value. Purchases up to $50,000 are allowed in Class G shares assuming the combined value of the customer's total assets in the Columbia funds does not reach $50,000. Purchases in Class G shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group plan accounts are valued at the plan level. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission of 4.00% on sales of Class G shares.

 Class G Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                    Through first year              5.00
                 ---------------------------------------------
                    Through second year             4.00
                 ---------------------------------------------
                    Through third year              4.00
                 ---------------------------------------------
                    Through fourth year             4.00
                 ---------------------------------------------
                    Through fifth year              3.00
                 ---------------------------------------------
                    Through sixth year              2.00
                 ---------------------------------------------
                    Through seventh year            1.00
                 ---------------------------------------------
                    Longer than seven years         0.00

Automatic conversion to Class T shares occurs eight years after purchase. This conversion is not a taxable event.

Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Columbia Management Distributors, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class A or Class B shares acquired upon exchange of Class T and Class G shares, respectively, may not be further exchanged back into Class T or Class G shares unless you continue to hold Class T or Class G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See
"Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.

---

Your Account



HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

 Outlined below are the various options for selling shares:

 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (or
                   Class A and B shares, for Class T and Class G shares,
                   respectively) of another fund distributed by Columbia
                   Management Distributors, Inc. at no additional cost. To
                   exchange by telephone, call 1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction or, if
                   applicable, stock power form along with any share
                   certificates to be sold to the address below. In your
                   letter of instruction, note the Fund's name, share class,
                   account number, and the dollar value or number of shares
                   you wish to sell. All account owners must sign the letter.
                   Signatures must be guaranteed by either a bank, a member
                   firm of a national stock exchange or another eligible
                   guarantor that participates in the Medallion Signature
                   Guarantee Program for amounts over $100,000 or for
                   alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.
                   Mail your letter of instruction to Columbia Management
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell Fund shares and request that the proceeds be
                   wired to your bank. You must set up this feature prior to
                   your request. Be sure to complete the appropriate section
                   of the account application for this feature. Generally, the value of your redemptions must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                   is a $7.50 charge for wiring sale proceeds to your bank.
                   (The transfer agent may waive this fee for omnibus and
                   nominee accounts.) Your bank may charge additional fees for such wire transfer.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                   account balance requirement is waived for wrap accounts.
                   This feature is not available if you hold your shares in
                   certificate form. All dividend and capital gains
                   distributions must be reinvested. Be sure to complete the
                   appropriate section of the account application for this
                   feature.

                                                                             ---

Your Account


  Method         Instructions
  By electronic  You may sell shares of the Fund and request that the funds transfer proceeds be electronically transferred to your bank.
                 Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                 request. Be sure to complete the appropriate section of the account application for this feature.
  ---------------------------------------------------------------------------
  Through the    You may sell Fund shares through the internet. You will be
  internet       required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                 transfer agent has procedures in place to authenticate
                 electronic instructions given via the internet. For more
                 information on internet transactions, or to sign up for
                 internet transactions, please call 1-800-345-6611.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are

---

Your Account


received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual fee for shareholder liaison services and administration support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.95% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of the relevant class. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class T shares after eight years, eliminating these fees upon conversion.

Financial Intermediary Payments The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary,

                                                                             ---

Your Account


and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets for Class T and G shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.

The Fund's distributor or its affiliates may make other payments or allow promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

---

Your Account



The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

Automatic Sale of Your Shares The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.

The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").

Minimum Account Balance Fee Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by your Fund for transfer agency services by the amount it collects from assessment of this fee. If your Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to your Fund. The transfer agent will send you written notification of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your

                                                                             ---

Your Account


accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information.

Exceptions to the Automatic Sale of Your Shares and the Minimum Account Balance Fee The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic conversion of Class G shares to Class T shares and certain qualified retirement plans. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.

Share Certificates Share certificates are not available for any class of shares offered by the Fund.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

Distribution Options The Fund distributes any dividends and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

   Reinvest all distributions in additional shares of your current fund
 -----------------------------------------------------------------------------
   Reinvest all distributions in shares of another fund
 -----------------------------------------------------------------------------
   Receive dividends in cash (see options below) and reinvest capital gains
 -----------------------------------------------------------------------------
   Receive all distributions in cash (with one of the following options):
 .  send the check to your address of record
 .  send the check to a third party address
 .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

---

Your Account



Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income. Properly designated distributions of long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.

                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia
Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.
Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.

For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.52% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the period ended March 31, 2006.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Paul J. Berlinguet, a senior vice president of Columbia Advisors and head of Columbia Advisors Small-Cap Growth Team and Large-Cap Growth Team, is a co-manager for the Fund and has co-managed the Fund since October, 2003. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003. Prior to joining John Hancock Funds in April, 2001,
Mr. Berlinguet was head of the Global Technology Research Team and a large-cap growth portfolio manager at Baring Asset Management.

Edward P. Hickey, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

Roger R. Sullivan, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

Mary-Ann Ward, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

John T. Wilson, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July,

---

Managing the Fund


2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for

                                                                             ---

Managing the Fund


consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

---

Financial Highlights
-------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the fiscal years ended September 30, 2004, 2005 and 2006 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 and the fiscal years ended October 31, 2002 and 2001 has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-345-6611.

 The Fund

                                                                                           Period ended
                                                         Year ended September 30,          September 30,
                                                   2006           2005         2004/(a)/   2003/(b)(c)/
                                                  Class T        Class T       Class T        Class T
                                                -------      -------         --------      -------------
 Net asset value --
 Beginning of period ($)                          20.98        18.46           17.50            15.98
------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)                    0.01/(d)/    0.07/(d)(e)/   (0.09)/(d)/      (0.02)/(d)/
   Net realized and unrealized gain (loss)
    on investments                                 1.17         2.47            1.05             1.54
------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 1.18         2.54            0.96             1.52
------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                     (0.03)       (0.02)             --               --
   From net realized gains                           --           --              --               --
------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders    (0.03)       (0.02)             --               --
------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                22.13        20.98           18.46            17.50
------------------------------------------------------------------------------------------------------------
  Total return (%)/(f)(g)/                         5.63        13.76            5.49             9.51/(h)/
------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                         1.06         1.16            1.35             1.45/(j)/
   Interest expense                                  --/(k)/      --              --               --
   Total operating expenses/(i)/                   1.06         1.16            1.35             1.45/(j)/
   Net investment income (loss)/(i)/               0.06         0.33           (0.47)           (0.16)/(j)/
   Waiver/reimbursement                              --/(k)/      --/(k)/         --/(k)/        0.02 /(j)/
  Portfolio turnover rate (%)                       171          113             126               91 /(h)/
  Net assets, end of period (000's) ($)         209,952      218,095         219,129          235,849

                                                      Year ended
                                                     October 31,
                                                    2002       2001
                                                   Class T    Class T
                                                -------       -------
 Net asset value --
 Beginning of period ($)                          19.70         32.31
----------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)                   (0.02)/(d)/   (0.07)
   Net realized and unrealized gain (loss)
    on investments                                (3.70)        (8.91)
----------------------------------------------------------------------
  Total from Investment Operations                (3.72)        (8.98)
----------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                        --            --
   From net realized gains                           --         (3.63)
----------------------------------------------------------------------
  Total Distributions Declared to Shareholders       --         (3.63)
----------------------------------------------------------------------
 Net asset value --
 End of period ($)                                15.98         19.70
----------------------------------------------------------------------
  Total return (%)/(f)(g)/                       (18.88)       (30.57)
----------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                         1.34          1.31
   Interest expense                                  --            --
   Total operating expenses/(i)/                   1.34          1.31
   Net investment income (loss)/(i)/              (0.08)        (0.28)
   Waiver/reimbursement                            0.07          0.02
  Portfolio turnover rate (%)                        43            48
  Net assets, end of period (000's) ($)         239,279       346,214

(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Retail A shares were redesignated Liberty Equity Growth Fund, Class T shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds to less than 0.01%.

                                                                             ---

Financial Highlights



 The Fund

                                                                                                   Period ended
                                                      Year ended September 30,                     September 30,
                                                2006               2005            2004/(a)/       2003/(b)(c)/
                                               Class G            Class G           Class G           Class G
                                             -------          -------             --------         -------------
 Net asset value --
 Beginning of period ($)                      19.45            17.21               16.43               15.11
---------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss                        (0.12)/(d)/      (0.06)/(d)(e)/       (0.20)/(d)/        (0.15)/(d)/
   Net realized and unrealized gain (loss)
    on investments                             1.08             2.30                0.98              1.47
---------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations             0.96             2.24                 0.78               1.32
---------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net realized gains                       --               --                  --                --
---------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                            20.41            19.45               17.21               16.43
---------------------------------------------------------------------------------------------------------------------
  Total return (%)/(f)(g)/                     4.94            13.02                 4.75               8.66/(h)/
---------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                     1.71             1.81                 2.02               2.31/(j)/
   Interest expense                              --/(k)/          --                   --                 --
   Total net expenses/(i)/                     1.71             1.81                 2.02               2.31/(j)/
   Net investment loss/(i)/                   (0.60)           (0.33)               (1.14)             (1.02)/(j)/
   Waiver/reimbursement                          --/(k)/          --/(k)/              --/(k)/          0.02/(j)/
  Portfolio turnover rate (%)                   171              113                  126                 91/(h)/
  Net assets, end of period (000's) ($)      24,688           46,276              46,328             54,850

                                                  Year ended
                                                 October 31,
                                                2002       2001
                                               Class G    Class G
                                             -------      -------
 Net asset value --
 Beginning of period ($)                      18.79        31.22
-----------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss                        (0.17)/(d)/  (0.21)
   Net realized and unrealized gain (loss)
    on investments                            (3.51)       (8.59)
-----------------------------------------------------------------
  Total from Investment Operations            (3.68)       (8.80)
-----------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net realized gains                       --        (3.63)
-----------------------------------------------------------------
 Net asset value --
 End of period ($)                            15.11        18.79
-----------------------------------------------------------------
  Total return (%)/(f)(g)/                   (19.49)      (31.16)
-----------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                     2.18         2.11
   Interest expense                              --           --
   Total net expenses/(i)/                     2.18         2.11
   Net investment loss/(i)/                   (0.92)       (1.08)
   Waiver/reimbursement                        0.07         0.02
  Portfolio turnover rate (%)                    43           48
  Net assets, end of period (000's) ($)      64,156       92,292

(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Retail B shares were redesignated Liberty Equity Growth Fund, Class G shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds to less than 0.01%.

---

Appendix A
-------------------------------------------------------------------------------


Hypothetical Investment and Expense Information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class T and G shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested and that Class G shares convert to Class T shares after eight years. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge for Class T shares but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

 Class T Shares

        Maximum Sales Charge          Initial Hypothetical Investment Amount       Assumed Rate of Return
                5.75%                           $10,000.00                                   5%
        --------------------          --------------------------------------        ----------------------

                                                                              Hypothetical
                        Cumulative                        Cumulative            Year-End
                       Return Before     Annual          Return After         Balance After        Annual
        Year          Fees & Expenses Expense Ratio     Fees & Expenses      Fees & Expenses Fees & Expenses/(1)/
        ----          ---------------   -------------     ---------------    --------------- -------------------
          1                5.00%          1.09%              -2.06%/(2)/       $ 9,793.52          $679.74
          2                10.25%         1.09%                 1.76%          $10,176.44          $108.84
          3                15.76%         1.09%                 5.74%          $10,574.34          $113.09
          4                21.55%         1.09%                 9.88%          $10,987.80          $117.51
          5                27.63%         1.09%                14.17%          $11,417.42          $122.11
          6                34.01%         1.09%                18.64%          $11,863.84          $126.88
          7                40.71%         1.09%                23.28%          $12,327.72          $131.84
          8                47.75%         1.09%                28.10%          $12,809.73          $137.00
          9                55.13%         1.09%                33.11%          $13,310.59          $142.36
         10                62.89%         1.09%                38.31%          $13,831.04          $147.92
Total Gain After Fees
 & Expenses                                                                    $ 3,831.04
Total Annual Fees
 & Expenses                                                                                       $1,827.29

(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(2) Reflects deduction of the maximum initial sales charge.

                                                                             ---

Appendix A



 Class G Shares

        Maximum Sales Charge          Initial Hypothetical Investment Amount       Assumed Rate of Return
                0.00%                          $10,000.00                                    5%
        --------------------          --------------------------------------           ----------------------
                                                                              Hypothetical
                        Cumulative                         Cumulative           Year-End
                       Return Before     Annual           Return After        Balance After        Annual
        Year          Fees & Expenses Expense Ratio      Fees & Expenses     Fees & Expenses Fees & Expenses/(1)/
        ----          ---------------   -------------      ---------------   --------------- -------------------
          1                5.00%          1.74%                3.26%           $10,326.00          $176.84
          2                10.25%         1.74%                6.63%           $10,662.63          $182.60
          3                15.76%         1.74%               10.10%           $11,010.23          $188.55
          4                21.55%         1.74%               13.69%           $11,369.16          $194.70
          5                27.63%         1.74%               17.40%           $11,739.80          $201.05
          6                34.01%         1.74%               21.23%           $12,122.51          $207.60
          7                40.71%         1.74%               25.18%           $12,517.71          $214.37
          8                47.75%         1.74%               29.26%           $12,925.79          $221.36
          9                55.13%         1.09%               34.31%           $13,431.18          $143.65
         10                62.89%         1.09%               39.56%           $13,956.34          $149.26
Total Gain After Fees
 & Expenses                                                                    $ 3,956.34
Total Annual Fees
 & Expenses                                                                                       $1,879.98

(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:

Columbia Management Services, Inc.
P. O. Box 8081
Boston, MA 02266-8081
1-800-345-6611
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Funds Series Trust I: 811-04367

..  Columbia Large Cap Growth Fund



--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2007 Columbia Management Distributors, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750  www.columbiafunds.com
                                                             INT-36/116538-0207

Columbia Large Cap Growth Fund          Prospectus, February 1, 2007
-------------------------------------------------------------------------------

Class Z Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  3
Portfolio Holdings Disclosure...........  4
Performance History.....................  4
Your Expenses...........................  6

YOUR ACCOUNT                              8
--------------------------------------------
How to Buy Shares.......................  8
Eligible Investors......................  9
Sales Charges........................... 10
How to Exchange Shares.................. 11
How to Sell Shares...................... 11
Fund Policy on Trading of Fund Shares... 12
Financial Intermediary Payments......... 13
Other Information About Your Account.... 14

MANAGING THE FUND                        18
--------------------------------------------
Investment Advisor...................... 18
Portfolio Managers...................... 18
Legal Proceedings....................... 19

FINANCIAL HIGHLIGHTS                     21
--------------------------------------------

APPENDIX A                               22
--------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC Insured May Lose Value
               No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of large-capitalization equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its total assets in foreign securities.

                  --------------------------------------------

                    Growth stocks generally offer the
                    potential for strong revenue and
                    earnings, and accompanying capital
                    growth, with less dividend income than
                    value stocks.
                  --------------------------------------------

The Fund invests mainly in companies which the Fund's investment advisor believes will have faster earnings growth than the economy in general. The advisor looks for large-capitalization companies (generally over $5 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The advisor seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

The Fund may sell a portfolio security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

---

The Fund



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

The Fund


PORTFOLIO HOLDINGS DISCLOSURE
--------------------------------------------------------------------------------
A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 15 holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

        ----------------------------------------------------------------

          UNDERSTANDING PERFORMANCE
          Calendar Year Total Returns show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

          Average Annual Total Returns are a measure of the Fund's Class Z average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.

          The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that tracks the performance of those companies in the Russell Index with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not
          professionally managed.
        ----------------------------------------------------------------

---

The Fund



 Calendar Year Total Returns (Class Z)/(1)/

                                    [CHART]

 1997    1998    1999    2000    2001     2002     2003    2004    2005    2006
------  ------  ------  ------  ------  -------  -------  ------  -----  ------
30.97%  26.15%  26.55%  -1.26%  -18.61%  -26.79%  22.55%  7.56%    5.30% 10.33%


                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 1998, +24.20%
                     Worst quarter: 3rd quarter 2001, -17.17%

(1) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Equity Growth Fund (the Galaxy Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2006

                                                               1 Year  5 Years   10 Years
Class Z (%)
  Return Before Taxes                                          10.33   2.31/(1)/   6.54(1)
  Return After Taxes on Distributions                          10.05   2.21/(1)/   5.52(1)
  Return After Taxes on Distributions and Sale of Fund Shares   7.09   1.96/(1)/   5.36/(1)/
--------------------------------------------------------------------------------------------
Russell Index (%)                                               9.07   2.69        5.44

(1) The average annual total returns shown include returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund.

                                                                             ---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

        ----------------------------------------------------------------

          UNDERSTANDING EXPENSES
          Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

          Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
          .  $10,000 initial investment
          .  5% total return for each year
          .  Fund operating expenses remain the same
          .  Reinvestment of all dividends and distributions
        ----------------------------------------------------------------

 Shareholder Fees/ /(paid directly from your investment)

  Maximum sales charge (load) on purchases (%)
  (as a percentage of the offering price)                                0.00
  ---------------------------------------------------------------------------
  Maximum deferred sales charge (load) on redemptions (%)
  (as a percentage of the lesser of purchase price or redemption price)  0.00
  ---------------------------------------------------------------------------
  Redemption fee (%)
  (as a percentage of amount redeemed, if applicable)                   /(1)/

(1) There is a $7.50 charge for wiring sale proceeds to your bank.

---

The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)

                 Management fee/(1)(2)/ (%)                0.57
                 ----------------------------------------------
                 Distribution and service (12b-1) fees (%) 0.00
                 ----------------------------------------------
                 Other expenses/(3)/ (%)                   0.22
                 ----------------------------------------------
                 Total annual fund operating expenses (%)  0.79
(1) The Fund pays a management fee of 0.52% and an administration fee of 0.05%.
(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $200 million; 0.575% for assets in excess of $200 million and and up to $500 million; and 0.45% for assets in excess of $500 million.
(3) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.

 Example Expenses (your actual costs may be higher or lower)

         1 Year                   3 Years                   5 Years                   10 Years
          $81                       $252                      $439                      $978

See Appendix A for additional hypothetical investment and expense information.

                                                                             ---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with Columbia Management Services, Inc. or your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:

Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund to Columbia Management Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Management Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Management
                   Distributors, Inc. for shares of the same class of the Fund at no additional cost. To exchange by telephone, call
                   1-800-422-3737. Please see "How to Exchange Shares" for
                   more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and
                   must be considered in "good form." You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the application for
                   this feature.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   Exchanges will continue so long as your fund balance is
                   sufficient to complete the transfers. You may terminate
                   your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional purchase charge. To invest your dividends in the Fund, call 1-800-345-6611.
-------------------------------------------------------------------------------
Through the        You may purchase Fund shares through the internet. You will
internet           be required to accept the terms of an online agreement and to use a password in order to make internet purchases. The transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for
                   internet transactions, please call 1-800-345-6611.

---

Your Account



ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Please read the following section for a more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.

Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by a broker/dealer, bank, third-party administrator or other financial institution (each commonly referred to as an "intermediary"). Accessibility of these waivers through a particular intermediary may also change at any time. If you believe you are eligible to purchase shares under a specific exemption, but are not permitted by your intermediary to do so, please contact your intermediary. You may be asked to provide information, including account statements and other records, regarding your eligibility.

Eligible Investors and their applicable investment minimums are as follows:

No minimum initial investment

   . Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover;

   . Any omnibus group retirement plan for which an intermediary or other entity provides services and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the transfer agent; and

   . Health Savings Accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

$1,000 minimum initial investment

   . Any individual retirement account of an Eligible Investor who would otherwise be subject to a $2,500 minimum initial investment or group retirement plan that is not held in an omnibus manner for which an intermediary or other entity provides services and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the transfer agent.

$2,500 minimum initial investment

   . Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

   . Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code;

   . Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Management

                                                                             ---

Your Account


     Distributors, Inc. who (i) holds Class Z shares; (ii) who held Primary A shares prior to August 22, 2005; (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Management Distributors, Inc.;

   . Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Management Distributors, Inc.;

   . Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

   . Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $2,500 minimum investment requirement);

   . Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; and

   . Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

        ----------------------------------------------------------------

          CHOOSING A SHARE CLASS
          The Fund offers one class of shares in this prospectus --
          Class Z.

          Broker-dealers, investment advisers or financial planners selling mutual fund shares may offer their clients more than one class of shares in a fund with different pricing options. This allows you and your financial advisor to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs your financial advisor offers. Investors should consider carefully any separate transactions and other fees charged by these programs in connection with investing in any available share class before selecting a share class.

          The Fund also offers seven additional classes of shares -- Class A, B, C, T, G, E and F shares are available through separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are
          investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other
          classes.
        ----------------------------------------------------------------

---

Your Account



HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Management
Distributors, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

Certain restrictions on exchanges may apply to participants in Health Savings Accounts, including a limitation that participants may exchange their shares only for shares of other funds currently enrolled in the program offering the Health Savings Account.

You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

 Outlined below are the various options for selling shares:

 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into Class Z shares or Class A shares (only if Class Z is not offered) of another fund
                   distributed by Columbia Management Distributors, Inc. at no additional cost. To exchange by telephone, call
                   1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts and Health Savings Accounts. For
                   details, call 1-800-799-7526.

                                                                             ---

Your Account


Method               Instructions
By mail              You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign
                     the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another
                     eligible guarantor that participates in the Medallion
                     Signature Guarantee Program for amounts over $100,000 or
                     for alternate payee or mailing instructions. Additional
                     documentation is required for sales by corporations,
                     agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.
                     Mail your letter of instruction to Columbia Management
                     Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
---------------------------------------------------------------------------------
By wire              You may sell Fund shares and request that the proceeds be
                     wired to your bank. You must set up this feature prior to
                     your request. Be sure to complete the appropriate section
                     of the account application for this feature. Generally, the value of your redemptions must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                     is a $7.50 charge for wiring sale proceeds to your bank.
                     (The transfer agent may waive this fee for omnibus and
                     nominee accounts.) Your bank may charge additional fees for such wire transfer.
---------------------------------------------------------------------------------
By systematic        You may automatically sell a specified dollar amount or
withdrawal plan      percentage of your account on a monthly, quarterly or
                     semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                     account balance requirement is waived for wrap accounts.
                     All dividend and capital gains distributions must be
                     reinvested. Be sure to complete the appropriate section of the account application for this feature.
---------------------------------------------------------------------------------
By electronic        You may sell shares of the Fund and request that the
funds transfer       proceeds be electronically transferred to your bank.
                     Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                     request. Be sure to complete the appropriate section of the account application for this feature.
---------------------------------------------------------------------------------
Through the internet You may sell Fund shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                     transfer agent has procedures in place to authenticate
                     electronic instructions given via the internet. For more
                     information on internet transactions, or to sign up for
                     internet transactions, please call 1-800-345-6611.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known,

---

Your Account


accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

FINANCIAL INTERMEDIARY PAYMENTS
--------------------------------------------------------------------------------
The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on

                                                                             ---

Your Account


average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the total Fund assets for Class Z shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.

The Fund's distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

---

Your Account



The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

Automatic Sale of Your Shares The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.

The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").

Minimum Account Balance Fee Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by your Fund for transfer agency services by the amount it collects from assessment of this fee. If your Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to your Fund. The transfer agent will send you written notification of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your

                                                                             ---

Your Account


accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call
1-800-345-6611 or contact your investment professional for more information.

Exceptions to the Automatic Sale of Your Shares and the Minimum Account Balance Fee The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic conversion of Class G shares to Class T shares, certain qualified retirement plans or Health Savings Accounts. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.

Share Certificates Share certificates are not available for Class Z shares.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to
         shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------

Distribution Options The Fund distributes any dividends and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

---

Your Account



Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account or a Health Savings Account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income. Properly designated distributions of long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.

                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia
Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.
Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.

For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.52% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the fiscal period ended March 31, 2006.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Paul J. Berlinguet, a senior vice president of Columbia Advisors and head of Columbia Advisors' Small-Cap Growth Team and Large-Cap Growth Team, is a co-manager for the Fund and has co-managed the Fund since October, 2003. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003. Prior to joining John Hancock Funds in April, 2001, Mr. Berlinguet was head of the Global Technology Research Team and a large-cap growth portfolio manager at Baring Asset Management.

Edward P. Hickey, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

Roger R. Sullivan, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

Mary-Ann Ward, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

John T. Wilson, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

---

Managing the Fund



LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

                                                                             ---

Managing the Fund



On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

---

Financial Highlights
-------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the Fund's last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the fiscal years ended September 30, 2006, September 30, 2005, and September 30, 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 and the fiscal years ended October 31, 2002 and 2001 has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-345-6611.

 The Fund

                                                                                                           Period ended
                                                                       Year ended September 30,            September 30,
                                                                2006             2005          2004/(a)/   2003/(b)(c)/
                                                               Class Z          Class Z        Class Z        Class Z
                                                            ---------      ---------         --------      -------------
 Net asset value --
 Beginning of period ($)                                        21.50          18.87           17.84            16.28
---------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)                                  0.08/(d)/      0.11/(d)(e)/   (0.03)/(d)/       0.05/(d)/
   Net realized and unrealized gain (loss) on investments        1.19           2.55            1.07             1.57
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                               1.27           2.66            1.04             1.62
---------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                                   (0.09)         (0.03)          (0.01)           (0.06)
   From net realized gains                                         --             --              --               --
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                  (0.09)         (0.03)          (0.01)           (0.06)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                              22.68          21.50           18.87            17.84
---------------------------------------------------------------------------------------------------------------------------
  Total return (%)/(f)(g)/                                       5.92          14.12            5.83             9.93/(h)/
---------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                                       0.76           0.86            1.03             0.99/(j)/
   Interest expense                                                --/(k)/        --              --               --
   Total net expenses/(i)/                                       0.76           0.86            1.03             0.99/(j)/
   Net investment income (loss)/(i)/                             0.35           0.53           (0.15)            0.30/(j)/
   Waiver/reimbursement                                            --/(k)/        --/(k)/         --/(k)/        0.02/(j)/
  Portfolio turnover rate (%)                                     171            113             126               91/(h)/
  Net assets, end of period (000's) ($)                     1,169,103      1,242,736         634,710          670,649

                                                                 Year ended
                                                                 October 31,
                                                               2002       2001
                                                              Class Z    Class Z
                                                            -------      -------
 Net asset value --
 Beginning of period ($)                                      19.99        32.61
---------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)                                0.07/(d)/    0.02
   Net realized and unrealized gain (loss) on investments     (3.78)       (9.01)
---------------------------------------------------------------------------------
  Total from Investment Operations                            (3.71)       (8.99)
---------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                                    --           --
   From net realized gains                                       --        (3.63)
---------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                   --        (3.63)
---------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                            16.28        19.99
---------------------------------------------------------------------------------
  Total return (%)/(f)(g)/                                   (18.51)      (30.29)
---------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                                     0.91         0.93
   Interest expense                                              --           --
   Total net expenses/(i)/                                     0.91         0.93
   Net investment income (loss)/(i)/                           0.35         0.10
   Waiver/reimbursement                                        0.05         0.01
  Portfolio turnover rate (%)                                    43           48
  Net assets, end of period (000's) ($)                     699,215      845,887

(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Trust shares were redesignated Liberty Equity Growth Fund, Class Z shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds to less than 0.01%.

                                                                             ---

Appendix A
-------------------------------------------------------------------------------

Hypothetical Investment and Expense Information
--------------------------------------------------------------------------------
The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund
Operating Expenses table, is presented in the chart, and is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower.

Class Z Shares

         Maximum Sales Charge           Initial Hypothetical Investment Amount      Assumed Rate of Return
                 0.00%                             $10,000.00                                 5%
         --------------------           --------------------------------------        ----------------------

                      Cumulative Return                   Cumulative Return    Hypothetical Year-
                        Before Fees &   Annual Expense      After Fees &       End Balance After  Annual Fees &
        Year              Expenses          Ratio             Expenses          Fees & Expenses   Expenses/(1)/
        ----          -----------------  --------------    -----------------   ------------------ -------------
          1                 5.00%            0.79%              4.21%              $10,421.00        $80.66
          2                 10.25%           0.79%              8.60%              $10,859.72        $84.06
          3                 15.76%           0.79%              13.17%             $11,316.92        $87.60
          4                 21.55%           0.79%              17.93%             $11,793.36        $91.29
          5                 27.63%           0.79%              22.90%             $12,289.86        $95.13
          6                 34.01%           0.79%              28.07%             $12,807.26        $99.13
          7                 40.71%           0.79%              33.46%             $13,346.45        $103.31
          8                 47.75%           0.79%              39.08%             $13,908.34        $107.66
          9                 55.13%           0.79%              44.94%             $14,493.88        $112.19
         10                 62.89%           0.79%              51.04%             $15,104.07        $116.91
Total Gain After Fees
 & Expenses                                                                         $5,104.07
Total Annual Fees
 & Expenses                                                                                          $977.94

(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:

Columbia Management Services, Inc.
P O Box 8081
Boston, MA 02266-8081
1-800-345-6611
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Funds Series Trust I: 811-04367

..  Columbia Large Cap Growth Fund


--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2007 Columbia Management Distributors, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750  www.columbiafunds.com
                                                             INT-36/116644-0207

   Effective March 1, 2004, the Fund is closed to both new investors and new accounts. For more information, see the section entitled "How to Buy Shares."

Columbia Small Cap Core Fund            Prospectus, February 1, 2007
-------------------------------------------------------------------------------

Class A, B and C Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  3
Portfolio Holdings Disclosure...........  4
Performance History.....................  4
Your Expenses...........................  6

YOUR ACCOUNT                              8
--------------------------------------------
How to Buy Shares.......................  8
Investment Minimums.....................  9
Sales Charges...........................  9
How to Exchange Shares.................. 13
How to Sell Shares...................... 13
Fund Policy on Trading of Fund Shares... 14
Distribution and Service Fees........... 16
Other Information About Your Account.... 17

MANAGING THE FUND                        21
--------------------------------------------
Investment Advisor...................... 21
Portfolio Managers...................... 21
Legal Proceedings....................... 21

FINANCIAL HIGHLIGHTS                     24
--------------------------------------------

APPENDIX A                               27
--------------------------------------------

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC  May Lose Value
       Insured   No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests mainly in the common stocks of small companies that the Fund's investment advisor believes are undervalued. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies that have market capitalizations similar in size to those companies in the Russell 2000 Index. As of December 31, 2006, that index included companies with capitalizations between approximately $39 million and $3.084 billion. All market capitalizations are determined at the time of purchase. The Fund invests primarily in the common stock of U.S. issuers, but may invest up to 20% of its total assets in foreign equity securities.

Mr. Alfred F. Alley began serving as a co-manager of the Fund on January 2, 2007. Mr. Alley is a member of the Systematic Research Team. The Fund anticipates that the portion of the Fund's assets managed by Mr. Alley will increase over time and eventually represent a substantial minority of the Fund's assets. Mr. Alley employs a disciplined quantitative approach when evaluating the investment potential of companies suitable for the Fund. The quantitative process evaluates each security in terms of factors believed to drive long-term returns. The factors incorporate financial and other information about a company or security in order to judge its relative investment potential along valuation, catalyst, and quality metrics. Portfolio holdings are evaluated on an ongoing basis. Mr. Alley uses the output of the quantitative process and rigorous portfolio construction methodologies to determine final stock selections for the Fund. Mr. Alley may sell securities experiencing a decline in the quantitative ratings or for other reasons.

Messrs. Peter Larson, Richard G. D'Auteuil and Allyn Seymour manage the remainder of the Fund's assets. In selecting portfolio securities for the Fund, Messrs. Larson, D'Auteuil and Seymour look at the underlying strength of companies, their products, their competitive positions and the quality of their management. They also perform research to attempt to identify companies likely to benefit from emerging industry trends and potential market recoveries. A portfolio security may be sold if it is determined that it is no longer undervalued or if there has been a deterioration in the performance of the security or in the financial condition of the issuer.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

---

The Fund



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

The Fund



PORTFOLIO HOLDINGS DISCLOSURE
--------------------------------------------------------------------------------
A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 15 holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of one or more broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

          ------------------------------------------------------------

          UNDERSTANDING PERFORMANCE
          Calendar Year Total Returns show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

          Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

          The Fund's returns are compared to the Russell 2000 Index, an unmanaged index that tracks the performance of the 2,000 smallest companies in the Russell 3000 Index. The Fund's returns are also compared to the Standard & Poor's SmallCap 600 Composite Index (S&P SmallCap 600), an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

---

The Fund



 Calendar Year Total Returns (Class A)/(1)/

                                     [CHART]

  1997    1998    1999    2000   2001     2002    2003    2004    2005   2006
 ------  ------  ------  ------  ------  ------  ------  ------  ------ ------
 31.23%  -5.38%  10.71%  16.99%  18.43%  -8.65%  38.81%  16.31%  5.99%  15.93%

                     For the periods shown in bar chart:
                     Best quarter: 2nd quarter 2003, +19.61%
                     Worst quarter: 3rd quarter 2002, -17.80%

(1) The calendar year total returns shown for Class A shares include the returns of Prime A Shares of the Galaxy Small Cap Value Fund (Galaxy Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class A shares were initially offered by the Fund. The returns shown for Class A shares also include the returns of Retail A Shares of the Galaxy Fund for periods prior to the inception of Prime A Shares (November 1, 1998). Class A shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A shares exceed expenses paid by Retail A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2006

                                                               1 Year  5 Years     10 Years
Class A (%)
  Return Before Taxes                                           9.24   11.30/(1)/  12.52/(1)/
  Return After Taxes on Distributions                           7.49   10.07/(1)/  10.31/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   8.24    9.52/(1)/   9.96/(1)/
---------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                          10.00   11.49/(1)/  12.47/(1)/
  Return After Taxes on Distributions                           8.06   10.28/(1)/  10.31/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   8.99    9.74/(1)/   9.98/(1)/
---------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                          14.05   11.77/(1)/  12.48/(1)/
  Return After Taxes on Distributions                          12.11   10.57/(1)/  10.32/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares  11.62    9.99/(1)/   9.99/(1)/
---------------------------------------------------------------------------------------------
Russell 2000 Index (%)                                         18.37   11.39        9.44
---------------------------------------------------------------------------------------------
S&P SmallCap 600 Index (%)                                     15.12   12.49       11.57

(1) The average annual total returns shown include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively) for periods prior to the date of inception of Prime A and Prime B Shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although

                                                                             ---

The Fund


   returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Retail A Shares. The returns shown for Class C shares include the returns of Retail B Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Retail B Shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Retail B Shares.

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          ------------------------------------------------------------

          UNDERSTANDING EXPENSES
          Sales Charges are paid directly by shareholders to Columbia Management Distributors, Inc., the Fund's distributor.

          Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

          Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. Except as noted, the table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:
          .  $10,000 initial investment
          .  5% total return for each year
          .  Fund operating expenses remain the same
          .  Reinvestment of all dividends and distributions
          . Class B shares convert to Class A shares after eight years

 Shareholder Fees (paid directly from your investment)

                                                                       Class A   Class B Class C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                5.75       0.00    0.00
------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)  1.00/(1)/  5.00    1.00
------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                      /(2)/    /(2)/   /(2)/

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(2) There is a $7.50 charge for wiring sale proceeds to your bank.

---

The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)

                                                  Class A   Class B Class C
    Management fee/(1)(2)/ (%)                    0.77       0.77    0.77
    -----------------------------------------------------------------------
    Distribution and service (12b-1) fees (%)     0.25/(3)/  1.00    1.00
    -----------------------------------------------------------------------
    Other expenses (%)/(4)/                       0.19       0.19    0.19
    -----------------------------------------------------------------------
    Acquired Fund Fees and Expenses/(5)/          0.01       0.01    0.01
    -----------------------------------------------------------------------
    Total annual fund operating expenses(%)/(6)/  1.22       1.97    1.97

(1) The Fund pays a management fee of 0.70% and an administration fee of 0.07%.
(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The current breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $2 billion; and 0.55% for assets in excess of $2 billion.
(3) The Fund may pay distribution and service (12b-1) fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but will limit such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year.
(4) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.
(5) Acquired Fund Fees and Expenses include fees and expenses associated with the Fund's investments in other investment companies.
(6) Total annual fund operating expenses include Acquired Fund Fees and Expenses. As a result, the amount shown is higher than the ratio of expenses to average net assets included in the section entitled "Financial Highlights" which reflects only those expense paid directly by the fund.

 Example Expenses (your actual costs may be higher or lower)

       Class                             1 Year 3 Years 5 Years 10 Years
       Class A                            $692   $940   $1,207   $1,967
       -----------------------------------------------------------------
       Class B: did not sell your shares  $200   $618   $1,062   $2,102
                sold all your shares at
                the end of the period     $700   $918   $1,262   $2,102
       -----------------------------------------------------------------
       Class C: did not sell your shares  $200   $618   $1,062   $2,296
                sold all your shares
                at the end of the period  $300   $618   $1,062   $2,296

See Appendix A for additional hypothetical investment and expense information.

                                                                             ---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------

The Fund is closed to both new investors and new accounts. Shareholders who had an open and funded account with the Fund as of February 27, 2004 (i) may continue to make additional purchases in their accounts, (ii) may continue to reinvest dividends and capital gain distributions, and (iii) are allowed to open new accounts resulting from the transfer of existing assets in the Fund. All retirement plans that are held at the plan level and discretionary wrap programs that invest with the Fund and trade on an omnibus basis which invested in the Fund prior to March 1, 2004, may continue to make additional investments. Certain retirement plans may have required additional time to fund their accounts due to operational constraints. Those retirement plans must have chosen the Fund as an investment option prior to February 1, 2004 and must have been funded by April 5, 2004 in order to continue to make additional purchases in their accounts.

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:

Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund to Columbia Management Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Management Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Management
                   Distributors, Inc. for shares of the same class (and, in
                   some cases, certain other classes) of the Fund at no
                   additional cost. An exchange to another fund may incur a
                   sales charge if the original purchase was not assessed a
                   sales charge. To exchange by telephone, call 1-800-422-3737.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and
                   must be considered in "good form." You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the application for
                   this feature.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------

---

Your Account


 Method           Instructions
 Automated dollar You may purchase shares of the Fund for your account by
 cost averaging   exchanging $100 or more each month from another fund for
                  shares of the same class of the Fund at no additional cost.
                  Exchanges will continue so long as your fund balance is
                  sufficient to complete the transfers. You may terminate
                  your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. There may
                  be an additional sales charge if exchanging from a money
                  market fund. Be sure to complete the appropriate section of the account application for this feature.
 -----------------------------------------------------------------------------
 By dividend      You may automatically invest dividends distributed by
 diversification  another fund into the same class of shares (and, in some cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                  automatically investing dividends from a money market fund.
                  To invest your dividends in the Fund, call 1-800-345-6611.
 -----------------------------------------------------------------------------
 Through the      You may purchase Fund shares through the internet. You will
 internet         be required to accept the terms of an online agreement and to use a password in order to make internet purchases. The transfer agent has procedures in place to authenticate
                  electronic instructions given via the internet. For more
                  information on internet transactions, or to sign up for the internet transactions, please call 1-800-345-6611.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------
The minimum initial investment for Class A, Class B and Class C shares generally is $2,500. For individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement accounts, the minimum initial investment is $1,000. For non-omnibus group retirement plans, the initial investment minimums are determined based on the plan's investment rather than the investment of its individual participants. For investors establishing an automatic investment plan, the minimum initial investment is $50. There is no minimum initial investment for omnibus accounts, wrap accounts or Health Savings Accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

The minimum investment for additional purchases of Class A, Class B and Class C shares is $50 for all investors subject to a minimum initial investment.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Please see the Statement of Additional Information for more details on investment minimums.

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge ("CDSC") when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information. The Board of Trustees has waived sales charges for Health Savings Accounts.

          ------------------------------------------------------------

          CHOOSING A SHARE CLASS
          The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $50,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

          The Fund also offers three additional classes of shares, Class T, G and Z shares, exclusively to certain institutional and other investors. Class T, G and Z shares are made available through separate prospectuses provided to eligible institutional and other investors.

                                                                             ---

Your Account



Class A shares Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on your purchase of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 Class A Sales Charges

                                                             % of offering
                                       As a % of                 price
                                       the public   As a %    retained by
                                        offering   of your     financial
      Amount purchased                   price    investment    advisor
      Less than $50,000                   5.75       6.10        5.00
      --------------------------------------------------------------------
      $50,000 to less than $100,000       4.50       4.71        3.75
      --------------------------------------------------------------------
      $100,000 to less than $250,000      3.50       3.63        2.75
      --------------------------------------------------------------------
      $250,000 to less than $500,000      2.50       2.56        2.00
      --------------------------------------------------------------------
      $500,000 to less than $1,000,000    2.00       2.04        1.75
      --------------------------------------------------------------------
      $1,000,000 or more                  0.00       0.00        0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program or to Health Savings Accounts.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million

                Amount purchased                    Commission %
                $1 million to less than $3 million      1.00
                ------------------------------------------------
                $3 million to less than $50 million     0.50
                ------------------------------------------------
                $50 million or more                     0.25

For group retirement plans, financial advisors are eligible to receive a 1.00% commission from the distributor on purchases, including those in amounts less than $1 million, that are coded as commission eligible trades. In determining the commission payable to a financial adviser in the table above, the breakpoint discount policies described herein under "Reduced Sales Charges for Larger Investments" shall apply.

          ------------------------------------------------------------

          UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
          Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

---

Your Account



Reduced Sales Charges for Larger Investments.

  A. What are the principal ways to obtain a breakpoint discount?

There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.

Rights of Accumulation The value of eligible accounts maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

Statement of Intent You also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

  B. What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

   .  Individual accounts

   .  Joint accounts

   .  Certain IRA accounts

   .  Certain trusts

   .  UTMA/UGMA accounts

For the purposes of obtaining a breakpoint discount, members of your ''immediate family'' include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. An account is not eligible to the extent it holds an institutional class of shares of a Columbia money market fund or Class R shares of any Columbia fund. The value of your investment in a non-institutional class of a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Non-institutional class investments in Columbia money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission.

  C. How do I obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial

                                                                             ---

Your Account


advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Management Services, Inc., you will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time you purchase shares.

  D. How can I obtain more information about breakpoint discounts?

Certain investors, including affiliates of the Funds, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisers or certain retirement plans, certain shareholders of funds that were reorganized into the Fund as well as investors using the proceeds of redemptions of Fund shares or of certain Bank of America trust or similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systematic withdrawal program, in connection with the death or post-purchase disability of a shareholder, certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611.

Class B shares Your purchases of Class B shares are at Class B's net asset value. Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia funds does not reach $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group plan accounts are valued at the plan level. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission of 4.00% on sales of Class B shares.

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             5.00
                 ---------------------------------------------
                     Through second year            4.00
                 ---------------------------------------------
                     Through third year             3.00
                 ---------------------------------------------
                     Through fourth year            3.00
                 ---------------------------------------------
                     Through fifth year             2.00
                 ---------------------------------------------
                     Through sixth year             1.00
                 ---------------------------------------------
                     Longer than six years          0.00

Automatic conversion to Class A shares occurs eight years after purchase.

Class C shares Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they

---

Your Account


are purchased. After holding the shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.

 Class C Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             1.00
                 ---------------------------------------------
                     Longer than one year           0.00

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia
Management Distributors, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

Certain restrictions on exchanges may apply to participants in Health Savings Accounts, including a limitation that participants may exchange their shares only for shares of other funds currently enrolled in the program offering the Health Savings Account.

You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in ''good form''). However, if you purchased your shares by check, the Fund may

                                                                             ---

Your Account


delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph ''Non-Cash Redemptions'' under the section ''How to Sell Shares'' in the Statement of Additional Information.

 Outlined below are the various options for selling shares:

 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund
                   distributed by Columbia Management Distributors, Inc. at no additional cost. To exchange by telephone, call
                   1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts and Health Savings Accounts. For
                   details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction or, if
                   applicable, stock power form along with any share
                   certificates to be sold to the address below. In your
                   letter of instruction, note the Fund's name, share class,
                   account number, and the dollar value or number of shares
                   you wish to sell. All account owners must sign the letter.
                   Signatures must be guaranteed by either a bank, a member
                   firm of a national stock exchange or another eligible
                   guarantor that participates in the Medallion Signature
                   Guarantee Program for amounts over $100,000 or for
                   alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                   Mail your letter of instruction to Columbia Management
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell Fund shares and request that the proceeds be
                   wired to your bank. You must set up this feature prior to
                   your request. Be sure to complete the appropriate section
                   of the account application for this feature. Generally, the value of your redemptions must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                   is a $7.50 charge for wiring sale proceeds to your bank.
                   (The transfer agent may waive this fee for omnibus and
                   nominee accounts.) Your bank may charge additional fees for such wire transfer.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                   account balance requirement is waived for wrap accounts.
                   This feature is not available if you hold your shares in
                   certificate form. All dividend and capital gains
                   distributions must be reinvested. Be sure to complete the
                   appropriate section of the account application for this
                   feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 Through the       You may sell Fund shares through the internet. You will be
 internet          required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                   transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for
                   internet transactions, please call 1-800-345-6611.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

---

Your Account



The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

                                                                             ---

Your Account



The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
Rule 12b-1 Plan The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Trustees currently limits total payments under the Rule 12b-1 plan for Class A shares to 0.25%. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after eight years, eliminating a portion of the distribution fee upon conversion.

Financial Intermediary Payments The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets for Class A, B and C shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.

---

Your Account



The Fund's distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur

                                                                             ---

Your Account


between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

Automatic Sale of Your Shares The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.

The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").

Minimum Account Balance Fee Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by your Fund for transfer agency services by the amount it collects from assessment of this fee. If your Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to your Fund. The transfer agent will send you written notification of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345- 6611 or contact your investment professional for more information.

Exceptions to the Automatic Sale of Your Shares and the Minimum Account Balance Fee The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic conversion of Class G shares to Class T shares, certain qualified retirement plans or Health Savings Accounts. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.

---

Your Account



Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have returned them to the transfer agent.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

          ------------------------------------------------------------

          UNDERSTANDING FUND DISTRIBUTIONS
          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

Distribution Options The Fund distributes any dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
   --------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
   --------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
   --------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
   .  send the check to your address of record
   .  send the check to a third party address
   .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account or Health Savings Account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

                                                                             ---

Your Account



In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income. Properly designated distributions of long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.

---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia
Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.
Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.

For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.70% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the period ended March 31, 2006.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Peter Larson, a senior vice president of Columbia Advisors, is the lead manager for the Fund and has managed the Fund, including the predecessor funds, since it commenced operations in 1992. Mr. Larson has been associated with Columbia Advisors or its predecessors since 1963.

Richard G. D'Auteuil, a vice president of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since September, 2005. Mr. D'Auteuil has been associated with Columbia Advisors or its predecessors since May, 1993.

Allyn Seymour, a vice president of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since September, 2005. Mr. Seymour has been associated with Columbia Advisors or its predecessors since September, 1993.

Alfred F. Alley, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since January, 2007. Mr. Alley has been associated with Columbia Advisors or its predecessors since June, 2005. Prior to June, 2005, Mr. Alley was a managing partner of Tandem Trading, LLC from October, 2001 to June, 2005.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor")

                                                                             ---

Managing the Fund


(collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court

---

Managing the Fund


for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

                                                                             ---

Financial Highlights
-------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the fiscal years ended September 30, 2006, September 30, 2005 and September 30, 2004 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 and for the fiscal years ended October 31, 2002 and 2001 has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-345-6611.

 The Fund

                                                                                        Period ended
                                                       Year ended September 30,         September 30,    Year ended October 31,
                                                   2006       2005/(a)/     2004/(b)/   2003/(c)(d)/      2002        2001
                                                  Class A      Class A      Class A        Class A       Class A     Class A
                                                -------      --------     --------      -------------    -------     -------
 Net asset value --
 Beginning of period ($)                          19.32        17.54         15.30           12.64        14.05       14.33
-------------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)/(e)/              (0.06)       (0.06)       (0.07)//        (0.04)//     (0.03)//    0.02//
   Net realized and unrealized gain (loss) on
    investments                                    1.91         2.91          2.75            3.35        (0.07)       1.61
-------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 1.85         2.85          2.68            3.31        (0.10)       1.63
-------------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                        --           --            --              --           --       (0.04)
   From net realized gains                        (1.45)       (1.07)        (0.44)          (0.65)       (1.31)      (1.87)
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders    (1.45)       (1.07)        (0.44)          (0.65)       (1.31)      (1.91)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                19.72        19.32         17.54           15.30        12.64       14.05
-------------------------------------------------------------------------------------------------------------------------------
  Total return (%)/(f)(g)/                        10.08        16.69         17.73           27.25/(h)/   (1.73)      12.87
-------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental
 Data (%):
   Operating expenses/(i)/                         1.16         1.13          1.15            1.24/(j)/    1.29        1.23
   Interest expense                                  --/(k)/      --            --              --           --          --
   Total net expenses/(i)/                         1.16         1.13          1.15            1.24/(j)/    1.29        1.23
   Net investment income (loss)/(i)/              (0.30)       (0.31)        (0.40)          (0.28)/(j)/  (0.19)       0.17
   Waiver/reimbursement                              --/(k)/      --/(k)/       --/(k)/       0.02/(j)/    0.01        0.04
  Portfolio turnover rate (%)                        14           16            26              19/(h)/      23          46
  Net assets, end of period (000's) ($)         190,390      211,527       211,502          57,462          210         168

(a) On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.
(b) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.
(c) The Fund changed its fiscal year end from October 31 to September 30.
(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime A shares were redesignated Liberty Small Cap Fund, Class A shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of the expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds to less than 0.01%.

---

Financial Highlights


 The Fund

                                                                                      Period ended
                                                      Year ended September 30,        September 30,   Year ended October 31,
                                                   2006      2005/(a)/    2004/(b)/   2003/(c)(d)/     2002        2001
                                                  Class B    Class B      Class B        Class B      Class B     Class B
                                                -------     --------     --------     -------------   -------     -------
 Net asset value --
 Beginning of period ($)                         18.56        16.89        14.75          12.31        13.82       14.19
----------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(e)/                      (0.19)       (0.19)       (0.19)         (0.15)       (0.14)      (0.10)
   Net realized and unrealized (gain) loss on
    investments                                   1.81         2.81         2.67           3.24        (0.06)       1.60
----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                1.62         2.62         2.48           3.09        (0.20)       1.50
----------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net realized gains                       (1.45)       (0.95)       (0.34)         (0.65)       (1.31)      (1.87)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                               18.73        18.56        16.89          14.75        12.31       13.82
----------------------------------------------------------------------------------------------------------------------------
  Total return (%)/(f)(g)/                        9.17        15.87        16.96          26.14/(h)/   (2.55)      11.91
----------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental
 Data (%):
   Operating expenses/(i)/                        1.91         1.88         1.90           2.10/(j)/    2.12        2.08
   Interest expense                                 --/(k)/      --           --             --           --          --
   Total net expenses/(i)/                        1.91         1.88         1.90           2.10/(j)/    2.12        2.08
   Net investment loss/(i)/                      (1.05)       (1.06)       (1.15)         (1.14)/(j)/  (1.02)      (0.68)
   Waiver/reimbursement                             --/(k)/      --/(k)/      --/(k)/      0.02/(j)/    0.01        0.07
  Portfolio turnover rate (%)                       14           16           26             19/(h)/      23          46
  Net assets, end of period (000's) ($)         39,109       42,439       40,170         11,122          282         198

(a) On October 7, 2005, Columbia Small Cap Fund was renamed Columbia Small Cap Core Fund.
(b) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.
(c) The Fund changed its fiscal year end from October 31 to September 30.
(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime B shares were redesignated Liberty Small Cap Fund, Class B shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of the expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds to less than 0.01%.

                                                                             ---

Financial Highlights


 The Fund

                                                                                           Period ended
                                                           Year ended September 30,        September 30,
                                                        2006      2005/(a)/    2004/(b)/   2003/(c)(d)/
                                                       Class C    Class C      Class C        Class C
                                                     -------     --------     --------     -------------
 Net asset value --
 Beginning of period ($)                              18.57        16.91        14.77          12.55
----------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(e)/                           (0.19)       (0.19)       (0.19)         (0.14)
   Net realized and unrealized gain on investments     1.82         2.80         2.67           3.01
----------------------------------------------------------------------------------------------------------
  Total from Investment Operations                     1.63         2.61         2.48           2.87
----------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders:
   From net realized gains                            (1.45)       (0.95)       (0.34)         (0.65)
----------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period (%)                                    18.75        18.57        16.91          14.77
----------------------------------------------------------------------------------------------------------
  Total return (%)/(f)(g)/                             9.23        15.79        16.94          23.90/(h)/
----------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                             1.91         1.88         1.90           2.03/(j)/
   Interest expense                                      --/(k)/      --           --             --
   Total net expenses/(i)/                             1.91         1.88         1.90           2.03/(j)/
   Net investment loss/(i)/                           (1.05)       (1.06)       (1.15)         (1.10)/(j)/
   Waiver/reimbursement                                  --/(k)/      --/(k)/      --/(k)/      0.02/(j)/
  Portfolio turnover rate(%)                             14           16           26             19/(h)/
  Net assets, end of period (000's) ($)              46,241       56,163       64,686         12,670

(a) On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.
(b) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.
(c) The Fund changed its fiscal year end from October 31 to September 30.
(d) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds to less than 0.01%.

---

                                  APPENDIX A
                                  ------------

Hypothetical Investment and Expense Information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A, B and C shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge for Class A shares but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

Class A Shares

  Maximum Sales Charge    Initial Hypothetical Investment Amount  Assumed Rate of Return
         5.75%                          $10,000.00                          5%

                                                                      Hypothetical
                        Cumulative                    Cumulative        Year-End
                       Return Before     Annual      Return After     Balance After        Annual
        Year          Fees & Expenses Expense Ratio Fees & Expenses  Fees & Expenses Fees & Expenses/(1)/
          1                 5.00%         1.22%          -2.19%/(2)/ $ 9,781.27           $  692.16
---------------------------------------------------------------------------------------------------------
          2                10.25%         1.22%             1.51%    $10,151.00           $  121.59
---------------------------------------------------------------------------------------------------------
          3                15.76%         1.22%             5.35%    $10,534.70           $  126.18
---------------------------------------------------------------------------------------------------------
          4                21.55%         1.22%             9.33%    $10,932.92           $  130.95
---------------------------------------------------------------------------------------------------------
          5                27.63%         1.22%            13.46%    $11,346.18           $  135.90
---------------------------------------------------------------------------------------------------------
          6                34.01%         1.22%            17.75%    $11,775.07           $  141.04
---------------------------------------------------------------------------------------------------------
          7                40.71%         1.22%            22.20%    $12,220.16           $  146.37
---------------------------------------------------------------------------------------------------------
          8                47.75%         1.22%            26.82%    $12,682.09           $  151.90
---------------------------------------------------------------------------------------------------------
          9                55.13%         1.22%            31.61%    $13,161.47           $  157.65
---------------------------------------------------------------------------------------------------------
         10                62.89%         1.22%            36.59%    $13,658.97           $  163.60
---------------------------------------------------------------------------------------------------------
Total Gain After Fees
 & Expenses                                                          $ 3,658.97
---------------------------------------------------------------------------------------------------------
Total Annual Fees &
 Expenses                                                                                 $1,967.34
---------------------------------------------------------------------------------------------------------

(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(2) Reflects deduction of the maximum initial sales charge.

                                                                             ---

Appendix A


Class B Shares

   Maximum Sales Charge      Initial Hypothetical     Assumed Rate of Return
                              Investment Amount
          0.00%                   $10,000.00                    5%

                                                                     Hypothetical
                        Cumulative                    Cumulative       Year-End
                       Return Before     Annual      Return After    Balance After        Annual
        Year          Fees & Expenses Expense Ratio Fees & Expenses Fees & Expenses Fees & Expenses/(1)/
          1                 5.00%         1.97%           3.03%       $10,303.00         $  199.98
--------------------------------------------------------------------------------------------------------
          2                10.25%         1.97%           6.15%       $10,615.18         $  206.04
--------------------------------------------------------------------------------------------------------
          3                15.76%         1.97%           9.37%       $10,936.82         $  212.29
--------------------------------------------------------------------------------------------------------
          4                21.55%         1.97%          12.68%       $11,268.21         $  218.72
--------------------------------------------------------------------------------------------------------
          5                27.63%         1.97%          16.10%       $11,609.63         $  225.35
--------------------------------------------------------------------------------------------------------
          6                34.01%         1.97%          19.61%       $11,961.41         $  232.17
--------------------------------------------------------------------------------------------------------
          7                40.71%         1.97%          23.24%       $12,323.84         $  239.21
--------------------------------------------------------------------------------------------------------
          8                47.75%         1.97%          26.97%       $12,697.25         $  246.46
--------------------------------------------------------------------------------------------------------
          9                55.13%         1.22%          31.77%       $13,177.20         $  157.83
--------------------------------------------------------------------------------------------------------
         10                62.89%         1.22%          36.75%       $13,675.30         $  163.80
--------------------------------------------------------------------------------------------------------
Total Gain After Fees
 and Expenses                                                         $ 3,675.30
--------------------------------------------------------------------------------------------------------
Total Annual Fees and
 Expenses                                                                                $2,101.85

Class C Shares

   Maximum Sales Charge      Initial Hypothetical     Assumed Rate of Return
                              Investment Amount
          0.00%                   $10,000.00                    5%

                                                                     Hypothetical
                        Cumulative                    Cumulative       Year-End
                       Return Before     Annual      Return After    Balance After        Annual
        Year          Fees & Expenses Expense Ratio Fees & Expenses Fees & Expenses Fees & Expenses/(1)/
          1                 5.00%         1.97%           3.03%       $10,303.00         $  199.98
--------------------------------------------------------------------------------------------------------
          2                10.25%         1.97%           6.15%       $10,615.18         $  206.04
--------------------------------------------------------------------------------------------------------
          3                15.76%         1.97%           9.37%       $10,936.82         $  212.29
--------------------------------------------------------------------------------------------------------
          4                21.55%         1.97%          12.68%       $11,268.21         $  218.72
--------------------------------------------------------------------------------------------------------
          5                27.63%         1.97%          16.10%       $11,609.63         $  225.35
--------------------------------------------------------------------------------------------------------
          6                34.01%         1.97%          19.61%       $11,961.41         $  232.17
--------------------------------------------------------------------------------------------------------
          7                40.71%         1.97%          23.24%       $12,323.84         $  239.21
--------------------------------------------------------------------------------------------------------
          8                47.75%         1.97%          26.97%       $12,697.25         $  246.46
--------------------------------------------------------------------------------------------------------
          9                55.13%         1.97%          30.82%       $13,081.97         $  253.93
--------------------------------------------------------------------------------------------------------
         10                62.89%         1.97%          34.78%       $13,478.36         $  261.62
--------------------------------------------------------------------------------------------------------
Total Gain After Fees
 and Expenses                                                         $ 3,478.36
--------------------------------------------------------------------------------------------------------
Total Annual Fees and
 Expenses                                                                                $2,295.77

(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

---

Notes
-------------------------------------------------------------------------------

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                                                                             ---

Notes


================================================================================

---

Notes


================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Funds Series Trust I: 811-04367

..  Columbia Small Cap Core Fund

--------------------------------------------------------------------------------


[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2007 Columbia Management Distributors, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com
                                                             INT-36/116448-0207

   Effective March 1, 2004, the Fund is closed to both new investors and new accounts. For more information, see the section entitled "How to Buy Shares."

Columbia Small Cap Core Fund            Prospectus, February 1, 2007
-------------------------------------------------------------------------------

Class T and G Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  3
Portfolio Holdings Disclosure...........  4
Performance History.....................  4
Your Expenses...........................  6

YOUR ACCOUNT                              8
--------------------------------------------
How to Buy Shares.......................  8
Investment Minimums.....................  9
Sales Charges...........................  9
How to Exchange Shares.................. 12
How to Sell Shares...................... 13
Fund Policy on Trading of Fund Shares... 14
Distribution and Service Fees........... 15
Other Information About Your Account.... 16

MANAGING THE FUND                        20
--------------------------------------------
Investment Advisor...................... 20
Portfolio Managers...................... 20
Legal Proceedings....................... 21

FINANCIAL HIGHLIGHTS                     23
--------------------------------------------

APPENDIX A                               25
--------------------------------------------

Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain former Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC    May Lose Value
       Insured     No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests mainly in the common stocks of small companies that the Fund's investment advisor believes are undervalued. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies that have market capitalizations similar in size to those companies in the Russell 2000 Index. As of December
31, 2006, that index included companies with capitalizations between approximately $39 million and $3.084 billion. All market capitalizations are determined at the time of purchase. The Fund invests primarily in the common stock of U.S. issuers, but may invest up to 20% of its total assets in foreign equity securities.

Mr. Alfred F. Alley began serving as a co-manager of the Fund on January 2, 2007. Mr. Alley is a member of the Systematic Research Team. The Fund anticipates that the portion of the Fund's assets managed by Mr. Alley will increase over time and eventually represent a substantial minority of the Fund's assets. Mr. Alley employs a disciplined quantitative approach when evaluating the investment potential of companies suitable for the Fund. The quantitative process evaluates each security in terms of factors believed to drive long-term returns. The factors incorporate financial and other information about a company or security in order to judge its relative investment potential along valuation, catalyst, and quality metrics. Portfolio holdings are evaluated on an ongoing basis. Mr. Alley uses the output of the quantitative process and rigorous portfolio construction methodologies to determine final stock selections for the Fund. Mr. Alley may sell securities experiencing a decline in the quantitative ratings or for other reasons.

Messrs. Peter Larson, Richard G. D'Auteuil and Allyn Seymour manage the remainder of the Fund's assets. In selecting portfolio securities for the Fund, Messrs. Larson, D'Auteuil and Seymour look at the underlying strength of companies, their products, their competitive positions and the quality of their management. They also perform research to attempt to identify companies likely to benefit from emerging industry trends and potential market recoveries. A portfolio security may be sold if it is determined that it is no longer undervalued or if there has been a deterioration in the performance of the security or in the financial condition of the issuer.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

---

The Fund



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

The Fund



PORTFOLIO HOLDINGS DISCLOSURE
--------------------------------------------------------------------------------
A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 15 holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class T shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class T and G shares, including sales charges, compare with those of one or more broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

          ------------------------------------------------------------

          UNDERSTANDING PERFORMANCE
          Calendar Year Total Returns show the Fund's Class T share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

          Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

          The Fund's returns are compared to the Russell 2000 Index, an unmanaged index that tracks the performance of the 2000 smallest companies in the Russell 3000 Index. The Fund's returns are also compared to the Standard & Poor's SmallCap 600 Composite Index (S&P SmallCap 600), an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

---

The Fund



 Calendar Year Total Returns (Class T)/(1)/

                                    [CHART]

 1997    1998    1999    2000    2001    2002    2003   2004    2005   2006
------  ------  ------  ------  ------  ------  ------  ------  -----  -----
31.23%  -5.66%  10.45%  16.61%  18.29%  -8.63%  38.58%  16.20%  5.97%  15.86%

                     For the periods shown in bar chart:
                     Best quarter: 2nd quarter 2003, +19.52%
                     Worst quarter: 3rd quarter 2002, -17.80%

(1) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Small Cap Value Fund (Galaxy
    Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class T shares were initially offered by the Fund. Class T shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class T shares exceed expenses paid by Retail A shares. Retail A shares were initially offered on February 12, 1993.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2006

                                                              1 Year   5 Years    10 Years
Class T (%)
 Return Before Taxes                                           9.17   11.23/(1)/   12.38/(1)/
 Return After Taxes on Distributions                           7.40  /10.00(1)/    10.19/(1)/
 Return After Taxes on Distributions and Sale of Fund Shares   8.22   /9.47(1)/    /9.85(1)/
---------------------------------------------------------------------------------------------
Class G %
 Return Before Taxes                                          10.08   11.37/(1)/   12.41/(1)/
 Return After Taxes on Distributions                           8.12  /10.14(1)/   /10.24(1)/
 Return After Taxes on Distributions and Sale of Fund Shares   9.06    9.63/(1)/   /9.93(1)/
---------------------------------------------------------------------------------------------
Russell 2000 Index (%)                                        18.37   11.39         9.44
---------------------------------------------------------------------------------------------
S&P SmallCap 600 Index (%)                                    15.12   12.49        11.57

(1) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to Class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (November 1, 1998). Retail B Shares were initially offered on February 12, 1993. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail B Shares. Retail B Shares were initially offered November 1, 1998.

                                                                             ---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          ------------------------------------------------------------

          UNDERSTANDING EXPENSES
          Sales Charges are paid directly by shareholders to Columbia Management Distributors, Inc., the Fund's distributor.

          Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees, shareholder service fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

          Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. Except as noted, the table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:
          .  $10,000 initial investment
          .  5% total return for each year
          .  Fund operating expenses remain the same
          .  Reinvestment of all dividends and distributions
          . Class G shares convert to Class T shares after eight years

 Shareholder Fees/ /(paid directly from your investment)

                                                                       Class T   Class G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                5.75       0.00
----------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)  1.00/(1)/  5.00
----------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                      /(2)/     (2)

(1) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 12 months of purchase.
(2) There is a $7.50 charge for wiring sale proceeds to your bank.

---

The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)

                                                     Class T    Class G
      Management fee/(1) (2)/ (%)                    0.77       0.77
      -------------------------------------------------------------------
      Distribution and service (12b-1) fees (%)      0.00       0.95/(3)/
      -------------------------------------------------------------------
      Other expenses/(5)/ (%)                        0.49/(4)/  0.19
      -------------------------------------------------------------------
      Acquired Fund Fees and Expenses/(6)/           0.01       0.01
      -------------------------------------------------------------------
      Total annual fund operating expenses (%)/(7)/  1.27       1.92

(1) The Fund pays a management fee of 0.70% and an administration fee of 0.07%.
(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The current breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $2 billion; and 0.55% for assets in excess of $2 billion.
(3) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate of not more than 0.95% during the current fiscal year.
(4) The Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.
(5) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.
(6) Acquired Fund Fees and Expenses include fees and expenses associated with the Fund's investments in other investment companies.
(7) Total annual fund operating expenses include Acquired Fund Fees and Expenses. As a result, the amount shown is higher than the ratio of expenses to average net assets included in the section entitled "Financial Highlights" which reflects only those expense paid directly by the fund.

 Example Expenses (your actual costs may be higher or lower)

       Class                             1 Year 3 Years 5 Years 10 Years
       Class T                            $697  $  955  $1,232   $2,021
       -----------------------------------------------------------------
       Class G: did not sell your shares  $195  $  603  $1,037   $2,075
                sold all your shares at
                the end of the period     $695  $1,003  $1,337   $2,075

See Appendix A for additional hypothetical investment and expense information.

                                                                             ---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
The Fund is closed to both new investors and new accounts. Shareholders who had an open and funded account with the Fund as of February 27, 2004 (i) may continue to make additional purchases in their accounts, (ii) may continue to reinvest dividends and capital gain distributions, and (iii) are allowed to open new accounts resulting from the transfer of existing assets in the Fund. All retirement plans that are held at the plan level and discretionary wrap programs that invest with the Fund and trade on an omnibus basis which invested in the Fund prior to March 1, 2004, may continue to make additional investments. Certain retirement plans may have required additional time to fund their accounts due to operational constraints. Those retirement plans must have chosen the Fund as an investment option prior to February 1, 2004 and must have been funded by April 5, 2004 in order to continue to make additional purchases in their accounts.

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:

Method               Instructions
Through your         Your financial advisor can help you establish your account
financial advisor    and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                     your request prior to the close of regular trading on the
                     New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                     executing the purchase for you.
---------------------------------------------------------------------------------
By check             For existing accounts, fill out and return the additional
(existing account)   investment stub included in your account statement, or send a letter of instruction including your Fund name and
                     account number with a check made payable to the Fund to
                     Columbia Management Services, Inc., P.O. Box 8081, Boston,
                     MA 02266-8081.
---------------------------------------------------------------------------------
By exchange          You or your financial advisor may acquire shares of the
                     Fund for your account by exchanging Class T or Class G
                     shares you own in a different fund distributed by Columbia
                     Management Distributors, Inc. for shares of the same class
                     (and, in some cases, certain other classes) of the Fund at no additional cost. An exchange to another fund may incur a sales charge if the original purchase was not assessed a
                     sales charge. To exchange by telephone, call 1-800-422-3737.
---------------------------------------------------------------------------------
By wire              You may purchase shares of the Fund by wiring money from
                     your bank account to your Fund account. To wire funds to
                     your Fund account, call 1-800-422-3737 for wiring
                     instructions.
---------------------------------------------------------------------------------
By electronic        You may purchase shares of the Fund by electronically
funds transfer       transferring money from your bank account to your Fund
                     account by calling 1-800-422-3737. An electronic funds
                     transfer may take up to two business days to settle and
                     must be considered in "good form." You must set up this
                     feature prior to your telephone request. Be sure to
                     complete the appropriate section of the application for
                     this feature.
---------------------------------------------------------------------------------
Automatic            You may make monthly or quarterly investments automatically
investment plan      from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                     transfer. Be sure to complete the appropriate section of
                     the application for this feature.
---------------------------------------------------------------------------------
Automated dollar     You may purchase shares of the Fund for your account by
cost averaging       exchanging $100 or more each month from another fund for
                     shares of the same class of the Fund at no additional cost.
                     Exchanges will continue so long as your fund balance is
                     sufficient to complete the transfers. You may terminate
                     your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. There may
                     be an additional sales charge if exchanging from a money
                     market fund. Be sure to complete the appropriate section of the account application for this feature.
---------------------------------------------------------------------------------
By dividend          You may automatically invest dividends distributed by
diversification      another fund into the same class of shares (and, in some
                     cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                     automatically investing dividends from a money market fund.
                     To invest your dividends in the Fund, call 1-800-345-6611.
---------------------------------------------------------------------------------
Through the internet You may purchase Fund shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet purchases. The transfer agent has procedures in place to authenticate
                     electronic instructions given via the internet. For more
                     information on internet transactions, or to sign up for the internet transactions, please call 1-800-345-6611.

---

Your Account



INVESTMENT MINIMUMS
--------------------------------------------------------------------------------
The minimum initial investment for Class T and Class G shares generally is $2,500. For individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement accounts, the minimum initial investment is $1,000. For non-omnibus group retirement plans, the investment minimums are determined based on the plan's investment rather than the investment of its individual participants. For investors establishing an automatic investment plan, the minimum initial investment is $50. There is no minimum initial investment for omnibus accounts or wrap accounts.

The minimum investment for additional purchases of Class T and Class G shares is $50 for all investors subject to a minimum initial investment.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Class T and Class G shares are sold only to investors who received (and who have continuously held) Class T or Class G shares in connection with the merger of certain former Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Please see the Statement of Additional Information for more details on investment minimums

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge ("CDSC") when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information.

Class T shares Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on your purchase of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 Class T Sales Charges

                                                             % of offering
                                       As a % of                 price
                                       the public   As a %    retained by
                                        offering   of your     financial
      Amount purchased                   price    investment    advisor
      Less than $50,000                   5.75       6.10        5.00
      --------------------------------------------------------------------
      $50,000 to less than $100,000       4.50       4.71        3.75
      --------------------------------------------------------------------
      $100,000 to less than $250,000      3.50       3.63        2.75
      --------------------------------------------------------------------
      $250,000 to less than $500,000      2.50       2.56        2.00
      --------------------------------------------------------------------
      $500,000 to less than $1,000,000    2.00       2.04        1.75
      --------------------------------------------------------------------
      $1,000,000 or more                  0.00       0.00        0.00

                                                                             ---

Your Account



Class T shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million

                Amount purchased                    Commission %
                $1 million to less than $3 million      1.00
                ------------------------------------------------
                $3 million to less than $50 million     0.50
                ------------------------------------------------
                $50 million or more                     0.25

In determining the commission payable to a financial adviser in the table above, the breakpoint discount policies described herein under "Reduced Sales Charges for Larger Investments" shall apply.

          ------------------------------------------------------------

          UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
          Certain investments in Class T and G shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Reduced Sales Charges for Larger Investments.

  A. What are the principal ways to obtain a breakpoint discount?

There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class T shares of the Fund and other funds in the Columbia family of funds.

Rights of Accumulation The value of eligible accounts maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

Statement of Intent You also may pay a lower sales charge when purchasing Class T shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost

---

Your Account


(i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

  B. What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

   .  Individual accounts

   .  Joint accounts

   .  Certain IRA accounts

   .  Certain trusts

   .  UTMA/UGMA accounts

For the purposes of obtaining a breakpoint discount, members of your ''immediate family'' include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. An account is not eligible to the extent it holds an institutional class of shares of a Columbia money market fund or Class R shares of any Columbia fund. The value of your investment in a non-institutional class of a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Non-institutional class investments in Columbia money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission.

  C. How do I obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Management Services, Inc., you will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time you purchase shares.

  D. How can I obtain more information about breakpoint discounts?

Certain investors, including affiliates of the Funds, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisers or certain retirement plans, certain shareholders of funds that were reorganized into the Fund as well as investors using the proceeds of redemptions of Fund shares or of certain Bank of America trust or similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systematic withdrawal program, in connection with the death or post-purchase disability of a shareholder, certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain

                                                                             ---

Your Account


transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611.

Class G shares Your purchases of Class G shares are at Class G's net asset value. Purchases up to $50,000 are allowed in Class G shares assuming the combined value of the customer's total assets in the Columbia funds does not reach $50,000. Purchases in Class G shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group plan accounts are valued at the plan level. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission of 4.00% on sales of Class G shares.

 Class G Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                    Through first year              5.00
                 ---------------------------------------------
                    Through second year             4.00
                 ---------------------------------------------
                    Through third year              4.00
                 ---------------------------------------------
                    Through fourth year             4.00
                 ---------------------------------------------
                    Through fifth year              3.00
                 ---------------------------------------------
                    Through sixth year              2.00
                 ---------------------------------------------
                    Through seventh year            1.00
                 ---------------------------------------------
                    Longer than seven years         0.00

Automatic conversion to Class T shares occurs eight years after purchase. This conversion is not a taxable event.

Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Columbia Management Distributors, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class A or Class B shares acquired upon exchange of Class T and Class G shares, respectively, may not be further exchanged back into Class T or Class G shares unless you continue to hold Class T or Class G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See
"Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.

---

Your Account



HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in ''good form''). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph ''Non-Cash Redemptions'' under the section ''How to Sell Shares'' in the Statement of Additional Information.

 Outlined below are the various options for selling shares:

Method               Instructions
Through your         You may call your financial advisor to place your sell
financial advisor    order. To receive the current trading day's price, your
                     financial advisor must receive your request prior to the
                     close of regular trading on the NYSE, usually 4:00 p.m.
                     Eastern time. Your financial advisor may charge you fees
                     for executing a redemption for you.
---------------------------------------------------------------------------------
By exchange          You or your financial advisor may sell shares of the Fund
                     by exchanging from the Fund into the same share class (or
                     Class A and Class B shares, for Class T and Class G shares, respectively) of another fund distributed by Columbia
                     Management Distributors, Inc. at no additional cost. To
                     exchange by telephone, call 1-800-422-3737.
---------------------------------------------------------------------------------
By telephone         You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                     Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                     period. You do not need to set up this feature in advance
                     of your call. Certain restrictions apply to retirement
                     accounts. For details, call 1-800-799-7526.
---------------------------------------------------------------------------------
By mail              You may send a signed letter of instruction or, if
                     applicable, stock power form along with any share
                     certificates to be sold to the address below. In your
                     letter of instruction, note the Fund's name, share class,
                     account number, and the dollar value or number of shares
                     you wish to sell. All account owners must sign the letter.
                     Signatures must be guaranteed by either a bank, a member
                     firm of a national stock exchange or another eligible
                     guarantor that participates in the Medallion Signature
                     Guarantee Program for amounts over $100,000 or for
                     alternate payee or mailing instructions. Additional
                     documentation is required for sales by corporations,
                     agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.
                     Mail your letter of instruction to Columbia Management
                     Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
---------------------------------------------------------------------------------
By wire              You may sell Fund shares and request that the proceeds be
                     wired to your bank. You must set up this feature prior to
                     your request. Be sure to complete the appropriate section
                     of the account application for this feature. Generally, the value of your redemptions must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                     is a $7.50 charge for wiring sale proceeds to your bank.
                     (The transfer agent may waive this fee for omnibus and
                     nominee accounts.) Your bank may charge additional fees for such wire transfer.
---------------------------------------------------------------------------------
By systematic        You may automatically sell a specified dollar amount or
withdrawal plan      percentage of your account on a monthly, quarterly or
                     semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                     account balance requirement is waived for wrap accounts.
                     This feature is not available if you hold your shares in
                     certificate form. All dividend and capital gains
                     distributions must be reinvested. Be sure to complete the
                     appropriate section of the account application for this
                     feature.
---------------------------------------------------------------------------------
By electronic        You may sell shares of the Fund and request that the
funds transfer       proceeds be electronically transferred to your bank.
                     Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                     request. Be sure to complete the appropriate section of the account application for this feature.
---------------------------------------------------------------------------------
Through the internet You may sell Fund shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                     transfer agent has procedures in place to authenticate
                     electronic instructions given via the internet. For more
                     information on internet transactions, or to sign up for
                     internet transactions, please call 1-800-345-6611.

                                                                             ---

Your Account



FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

---

Your Account



Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual fees for shareholder liaison services and administration support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.95% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisor. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of the relevant class. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class T shares after eight years, eliminating a portion of these fees upon conversion.

Financial Intermediary Payments The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

                                                                             ---

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Payments may also be made to certain financial intermediaries, including other
Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets for Class T and G shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.

The Fund's distributor or its affiliates may make other payments or allow promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

---

Your Account



The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

Automatic Sale of Your Shares The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.

The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").

Minimum Account Balance Fee Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by your Fund for transfer agency services by the amount it collects from assessment of this fee. If your Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to your Fund. The transfer agent will send you written notification of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345- 6611 or contact your investment professional for more information.

Exceptions to the Automatic Sale of Your Shares and the Minimum Account Balance Fee The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic

                                                                             ---

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conversion of Class G shares to Class T shares and certain qualified retirement plans. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.

Share Certificates Share certificates are not available for any class of shares offered by the Fund.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

          ------------------------------------------------------------

          UNDERSTANDING FUND DISTRIBUTIONS
          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

Distribution Options The Fund distributes any dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
   --------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
   --------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
   --------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
   .  send the check to your address of record
   .  send the check to a third party address
   .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

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18

Your Account



In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income. Properly designated distributions of long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.

                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia
Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.
Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.

For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.70% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the period ended March 31, 2006.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Peter Larson, a senior vice president of Columbia Advisors, is the lead manager for the Fund and has managed the Fund, including the predecessor funds, since it commenced operations in 1992. Mr. Larson has been associated with Columbia Advisors or its predecessors since 1963.

Richard G. D'Auteuil, a vice president of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since September, 2005. Mr. D'Auteuil has been associated with Columbia Advisors or its predecessors since May, 1993.

Allyn Seymour, a vice president of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since September, 2005. Mr. Seymour has been associated with Columbia Advisors or its predecessors since September, 1993.

Alfred F. Alley, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since January, 2007. Mr. Alley has been associated with Columbia Advisors or its predecessors since June, 2005. Prior to June, 2005, Mr. Alley was a managing partner of Tandem Trading, LLC from October, 2001 to June, 2005.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

---

Managing the Fund



LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a

                                                                             ---

Managing the Fund


derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

---

Financial Highlights
-------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Information for Class T shares and Class G shares prior to November 18, 2002 is for the former Retail A shares and Retail B shares, respectively, of the Galaxy Small Cap Value Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the fiscal years ended September 30, 2006, September 30, 2005 and September 30, 2004 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 and for the fiscal years ended October 31, 2002 and 2001 and has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-345-6611.

 The Fund



                                                                                              Period ended
                                                             Year ended September 30,         September 30,
                                                         2006       2005/(a)/    2004/(b)/    2003/(c)(d)/
                                                        Class T      Class T      Class T        Class T
                                                      -------      --------     --------     -------------
 Net asset value --
 Beginning of period ($)                                19.15        17.40        15.16           12.55
----------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)/(e)/                    (0.07)       (0.07)       (0.08)          (0.03)
   Net realized and unrealized gain (loss) on
    investments                                          1.90         2.88         2.74            3.29
----------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                      1.83         2.81         2.66            3.26
----------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                              --           --           --              --
   From net realized gains                              (1.45)       (1.06)       (0.42)          (0.65)
----------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders          (1.45)       (1.06)       (0.42)          (0.65)
----------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                      19.53        19.15        17.40           15.16
----------------------------------------------------------------------------------------------------------------
  Total return (%)/(g)/                                 10.04/(h)/   16.58/(h)/   17.73/(h)/      27.03/(h)(i)/
----------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental Data (%):
   Operating expenses/(j)/                               1.21         1.18         1.21            1.34/(k)/
   Interest expense                                        --/(l)/      --           --              --
   Total net expenses/(j)/                               1.21         1.18         1.21            1.34/(k)/
   Net investment loss/(j)/                             (0.35)       (0.36)       (0.45)          (0.26)/(k)/
   Waiver/reimbursement                                    --/(l)/      --/(l)/      --/(l)/       0.02/(k)/
  Portfolio turnover rate (%)                              14           16           26              19/(i)/
  Net assets, end of period (000's) ($)               135,538      150,042      146,752         134,455



                                                        Year ended October 31,
                                                          2002         2001
                                                         Class T      Class T
                                                      -------       -------
 Net asset value --
 Beginning of period ($)                                13.96         14.25
--------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)/(e)/                    (0.03)           --/(f)/
   Net realized and unrealized gain (loss) on
    investments                                         (0.07)         1.59
--------------------------------------------------------------------------------
   Total from Investment Operations                     (0.10)         1.59
--------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                              --         (0.01)
   From net realized gains                              (1.31)        (1.87)
--------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders          (1.31)        (1.88)
--------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                      12.55         13.96
--------------------------------------------------------------------------------
  Total return (%)/(g)/                                 (1.75)/(h)/   12.66
--------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental Data (%):
   Operating expenses/(j)/                               1.33          1.42
   Interest expense                                        --            --
   Total net expenses/(j)/                               1.33          1.42
   Net investment loss/(j)/                             (0.23)        (0.02)
   Waiver/reimbursement                                  0.01            --
  Portfolio turnover rate (%)                              23            46
  Net assets, end of period (000's) ($)               115,468       100,159

(a) On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.
(b) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.
(c) The Fund changed its fiscal year end from October 31 to September 30.
(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail A shares were redesignated Liberty Small Cap Fund, Class T shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of the expenses, total return would have been reduced.
(i) Not annualized.
(j) The benefits derived from custody credits had an impact of less than 0.01%.
(k) Annualized.
(l) Rounds to less than 0.01%.

                                                                             ---

Financial Highlights


 The Fund



                                                                                           Period ended
                                                            Year ended September 30,       September 30,
                                                        2006      2005/(a)/    2004/(b)/   2003/(c)(d)/
                                                       Class G     Class G     Class G        Class G
                                                      -------     --------    --------     -------------
 Net asset value --
 Beginning of period ($)                               18.40       16.75        14.63          12.22
-------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(e)/                            (0.18)      (0.18)       (0.18)         (0.12)
   Net realized and unrealized gain (loss) on
    investments                                         1.80        2.78         2.64           3.18
-------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                      1.62        2.60         2.46           3.06
-------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net realized gains                             (1.45)      (0.95)       (0.34)         (0.65)
-------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                     18.57       18.40        16.75          14.63
-------------------------------------------------------------------------------------------------------------
  Total return (%)/(f)/                                 9.26/(g)/  15.91/(g)/   16.97/(g)/     26.09/(g)(h)/
-------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental Data (%):
   Operating expenses/(i)/                              1.86        1.83         1.87           2.10/(j)/
   Interest expense                                       --/(k)/     --           --             --
   Total net expenses/(i)/                              1.86        1.83         1.87           2.10/(j)/
   Net investment loss/(i)/                            (1.00)      (1.01)       (1.11)         (1.03)/(j)/
   Waiver/reimbursement                                   --/(k)/     --/(k)/      --/(k)/      0.02/(j)/
  Portfolio turnover rate (%)                             14          16           26             19/(h)/
  Net assets, end of period (000's) ($)                6,499       8,963       10,952         10,353



                                                      Year ended October 31,
                                                         2002        2001
                                                        Class G     Class G
                                                      -------       -------
 Net asset value --
 Beginning of period ($)                               13.72         14.13
----------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(e)/                            (0.14)        (0.11)
   Net realized and unrealized gain (loss) on
    investments                                        (0.05)         1.57
----------------------------------------------------------------------------
  Total from Investment Operations                     (0.19)         1.46
----------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net realized gains                             (1.31)        (1.87)
----------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                     12.22         13.72
----------------------------------------------------------------------------
  Total return (%)/(f)/                                (2.49)/(g)/   11.73
----------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental Data (%):
   Operating expenses/(i)/                              2.12          2.21
   Interest expense                                       --            --
   Total net expenses/(i)/                              2.12          2.21
   Net investment loss/(i)/                            (1.02)        (0.80)
   Waiver/reimbursement                                 0.01            --
  Portfolio turnover rate (%)                             23            46
  Net assets, end of period (000's) ($)                9,046         5,278

(a) On October 7, 2005 the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.
(b) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.
(c) The Fund changed its fiscal year end from October 31 to September 30.
(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail B shares were redesignated Liberty Small Cap Fund, Class G shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of the expenses, total return would have been reduced
(h) Not annualized.
(i) The benefits derived from custody credits had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds to less than 0.01%.

---

Appendix A
-------------------------------------------------------------------------------

Hypothetical Investment and Expense Information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class T and G shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested and that Class G shares convert to Class T shares after eight years. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The table shown below reflect the maximum initial sales charge for Class T shares but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

Class T Shares

        Maximum Sales Charge          Initial Hypothetical Investment Amount       Assumed Rate of Return
                5.75%                           $10,000.00                                   5%

                                                                              Hypothetical
                        Cumulative                        Cumulative            Year-End
                       Return Before     Annual          Return After         Balance After        Annual
        Year          Fees & Expenses Expense Ratio     Fees & Expenses      Fees & Expenses Fees & Expenses/(1)/
1                           5.00%         1.27%              -2.23%/(2)/       $ 9,776.55         $  696.93
2                          10.25%         1.27%                 1.41%          $10,141.22         $  126.48
3                          15.76%         1.27%                 5.19%          $10,519.49         $  131.20
4                          21.55%         1.27%                 9.12%          $10,911.86         $  136.09
5                          27.63%         1.27%                13.19%          $11,318.87         $  141.17
6                          34.01%         1.27%                17.41%          $11,741.07         $  146.43
7                          40.71%         1.27%                21.79%          $12,179.01         $  151.89
8                          47.75%         1.27%                26.33%          $12,633.29         $  157.56
9                          55.13%         1.27%                31.05%          $13,104.51         $  163.44
10                         62.89%         1.27%                35.93%          $13,593.31         $  169.53
Total Gain After Fees
and Expenses                                                                   $ 3,593.31
Total Annual Fees and
Expenses                                                                                          $2,020.72

(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(2) Reflects deduction of the maximum initial sales charge.

                                                                             ---

Appendix A



Class G Shares

        Maximum Sales Charge          Initial Hypothetical Investment Amount       Assumed Rate of Return
                0.00%                          $10,000.00                                    5%

                                                                              Hypothetical
                        Cumulative                         Cumulative           Year-End
                       Return Before     Annual           Return After        Balance After        Annual
        Year          Fees & Expenses Expense Ratio      Fees & Expenses     Fees & Expenses Fees & Expenses/(1)/
          1                5.00%          1.92%               3.08%            $10,308.00         $  194.96
          2               10.25%          1.92%               6.25%            $10,625.49         $  200.96
          3               15.76%          1.92%               9.53%            $10,952.75         $  207.15
          4               21.55%          1.92%              12.90%            $11,290.10         $  213.53
          5               27.63%          1.92%              16.38%            $11,637.83         $  220.11
          6               34.01%          1.92%              19.96%            $11,996.28         $  226.89
          7               40.71%          1.92%              23.66%            $12,365.76         $  233.88
          8               47.75%          1.92%              27.47%            $12,746.63         $  241.08
          9               55.13%          1.27%              32.22%            $13,222.08         $  164.90
         10               62.89%          1.27%              37.15%            $13,715.26         $  171.05
Total Gain After Fees
 and Expenses                                                                  $ 3,715.26
Total Annual Fees and
 Expenses                                                                                         $2,074.51

(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Funds Series Trust I: 811-04367

..  Columbia Small Cap Core Fund

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2007 Columbia Management Distributors, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com
                                                             INT-36/116449-0207

   Effective March 1, 2004, the Fund is closed to both new investors and new accounts. For more information, see the section entitled "How to Buy Shares."

Columbia Small Cap Core Fund            Prospectus, February 1, 2007
-------------------------------------------------------------------------------

Class Z Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  3
Portfolio Holdings Disclosure...........  4
Performance History.....................  4
Your Expenses...........................  6

YOUR ACCOUNT                              7
--------------------------------------------
How to Buy Shares.......................  7
Eligible Investors......................  8
Sales Charges........................... 10
How to Exchange Shares.................. 10
How to Sell Shares...................... 10
Fund Policy on Trading of Fund Shares... 12
Financial Intermediary Payments......... 13
Other Information About Your Account.... 14

MANAGING THE FUND                        18
--------------------------------------------
Investment Advisor...................... 18
Portfolio Managers...................... 18
Legal Proceedings....................... 18

FINANCIAL HIGHLIGHTS                     21
--------------------------------------------

APPENDIX A                               22
--------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC  May Lose Value
       Insured   No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests mainly in the common stocks of small companies that the Fund's investment advisor believes are undervalued. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies that have market capitalizations similar in size to those companies in the Russell 2000 Index. As of December
31, 2006, that index included companies with capitalizations between approximately $39 million and $3.084 billion. All market capitalizations are determined at the time of purchase. The Fund invests primarily in the common stock of U.S. issuers, but may invest up to 20% of its total assets in foreign equity securities.

Mr. Alfred F. Alley began serving as a co-manager of the Fund on January 2, 2007. Mr. Alley is a member of the Systematic Research Team. The Fund anticipates that the portion of the Fund's assets managed by Mr. Alley will increase over time and eventually represent a substantial minority of the Fund's assets. Mr. Alley employs a disciplined quantitative approach when evaluating the investment potential of companies suitable for the Fund. The quantitative process evaluates each security in terms of factors believed to drive long-term returns. The factors incorporate financial and other information about a company or security in order to judge its relative investment potential along valuation, catalyst, and quality metrics. Portfolio holdings are evaluated on an ongoing basis. Mr. Alley uses the output of the quantitative process and rigorous portfolio construction methodologies to determine final stock selections for the Fund. Mr. Alley may sell securities experiencing a decline in the quantitative ratings or for other reasons.

Messrs. Peter Larson, Richard G. D'Auteuil and Allyn Seymour manage the remainder of the Fund's assets. In selecting portfolio securities for the Fund, Messrs. Larson, D'Auteuil and Seymour look at the underlying strength of companies, their products, their competitive positions and the quality of their management. They also perform research to attempt to identify companies likely to benefit from emerging industry trends and potential market recoveries. A portfolio security may be sold if it is determined that it is no longer undervalued or if there has been a deterioration in the performance of the security or in the financial condition of the issuer.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

---

The Fund



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

                                                                             ---

The Fund



An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO HOLDINGS DISCLOSURE
--------------------------------------------------------------------------------
A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 15 holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of one or more broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

          ------------------------------------------------------------

          UNDERSTANDING PERFORMANCE
          Calendar Year Total Returns show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.
          Average Annual Total Returns are a measure of the Fund's Class Z average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.
          The Fund's returns are compared to the Russell 2000 Index, an unmanaged index that tracks the performance of the 2,000 smallest companies in the Russell 3000 Index. The Fund's returns are also compared to the Standard & Poor's SmallCap 600 Composite Index (S&P SmallCap 600), an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

---

The Fund



 Calendar Year Total Returns (Class Z)/(1)/

                                     [CHART]

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
31.67%  -5.22%  10.82%  17.17%  18.90%  -8.23%  39.14%  16.55%  6.27%   16.20%

                     For the periods shown in bar chart:
                     Best quarter: 2nd quarter 2003, +19.60%
                     Worst quarter: 3rd quarter 2002, -17.74%
(1) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Small Cap Value Fund (Galaxy Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2006

                                                               1 Year  5 Years     10 Years
Class Z (%)
  Return Before Taxes                                          16.20   12.94/(1)/  13.48/(1)/
  Return After Taxes on Distributions                          14.36   11.64/(1)/  11.19/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares  12.88   10.95/(1)/  10.79/(1)/
---------------------------------------------------------------------------------------------
Russell 2000 Index (%)                                         18.37   11.39        9.44
---------------------------------------------------------------------------------------------
S&P SmallCap 600 Index (%)                                     15.12   12.49       11.57

(1) The average annual total returns shown include returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002.

                                                                             ---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          ------------------------------------------------------------

          UNDERSTANDING EXPENSES
          Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

          Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
          .  $10,000 initial investment
          .  5% total return for each year
          .  Fund operating expenses remain the same
          .  Reinvestment of all dividends and distributions

 Shareholder Fees (paid directly from your investment)

  Maximum sales charge (load) on purchases (%)
  (as a percentage of the offering price)                               0.00
  ----------------------------------------------------------------------------
  Maximum deferred sales charge (load) on redemptions (%)
  (as a percentage of the lesser of purchase price or redemption price) 0.00
  ----------------------------------------------------------------------------
  Redemption fee (%)
  (as a percentage of amount redeemed, if applicable)                   /(1)/

(1) There is a $7.50 charge for wiring sale proceeds to your bank.

 Annual Fund Operating Expenses (deducted directly from Fund assets)

               Management fee/(1)(2)/ (%)                    0.77
               --------------------------------------------------
               Distribution and service (12b-1) fees (%)     0.00
               --------------------------------------------------
               Other expenses/(3)/ (%)                       0.19
               --------------------------------------------------
               Acquired Fund Fees and Expenses/(4)/          0.01
               --------------------------------------------------
               Total annual fund operating expenses (%)/(5)/ 0.97
(1) The Fund pays a management fee of 0.70% and an administration fee of 0.07%.
(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The current breakpoint schedule for the Fund is as follow: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $2 billion; and 0.55% for assets in excess of $2 billion.
(3) Other expenses have been restated to reflect contractual changes to fees paid by the Fund.
(4) Acquired Fund Fees and Expenses include fees and expenses associated with the Fund's investments in other investment companies.
(5) Total annual fund operating expenses include Acquired Fund Fees and Expenses. As a result, the amount shown is higher than the ratio of expenses to average net assets included in the section entitled "Financial Highlights" which reflects only those expense paid directly by the fund.

 Example Expenses (your actual costs may be higher or lower)

         1 Year                   3 Years                   5 Years                   10 Years
          $99                       $309                      $536                     $1,190

See Appendix A for additional hypothetical investment and expense information.

---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
The Fund is closed to both new investors and new accounts. Shareholders who had an open and funded account with the Fund as of February 27, 2004 (i) may continue to make additional purchases in their accounts, (ii) may continue to reinvest dividends and capital gain distributions, and (iii) are allowed to open new accounts resulting from the transfer of existing assets in the Fund. All retirement plans that are held at the plan level and discretionary wrap programs that invest with the Fund and trade on an omnibus basis which invested in the Fund prior to March 1, 2004, may continue to make additional investments. Certain retirement plans may have required additional time to fund their accounts due to operational constraints. Those retirement plans must have chosen the Fund as an investment option prior to February 1, 2004 and must have been funded by April 5, 2004 in order to continue to make additional purchases in their accounts.

When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with Columbia Management Services, Inc. or your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:

Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund to Columbia Management Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Management Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Management
                   Distributors, Inc. for shares of the same class of the Fund at no additional cost. To exchange by telephone, call
                   1-800-422-3737. Please see "How to Exchange Shares" for
                   more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and
                   must be considered in "good form." You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the application for
                   this feature.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   Exchanges will continue so long as your fund balance is
                   sufficient to complete the transfers. You may terminate
                   your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------

                                                                             ---

Your Account


  Method          Instructions
  By dividend     You may automatically invest dividends distributed by
  diversification another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the
                  Fund, call 1-800-345-6611.
  ----------------------------------------------------------------------------
  Through the     You may purchase Fund shares through the internet. You will
  internet        be required to accept the terms of an online agreement and to use a password in order to make internet purchases. The transfer agent has procedures in place to authenticate
                  electronic instructions given via the internet. For more
                  information on internet transactions, or to sign up for
                  internet transactions, please call 1-800-345-6611.

ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Please read the following section for a more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.

Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by a broker/dealer, bank, third-party administrator or other financial institution (each commonly referred to as an "intermediary"). Accessibility of these waivers through a particular intermediary may also change at any time. If you believe you are eligible to purchase shares under a specific exemption, but are not permitted by your intermediary to do so, please contact your intermediary. You may be asked to provide information, including account statements and other records, regarding your eligibility.

Eligible Investors and their applicable investment minimums are as follows:

No minimum initial investment

.. Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover;

.. Any omnibus group retirement plan for which an intermediary or other entity provides services and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the transfer agent; and

.. Health Savings Accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

$1,000 minimum initial investment

.. Any individual retirement account of an Eligible Investor who would otherwise be subject to a $2,500 minimum initial investment or group retirement plan that is not held in an omnibus manner for which an intermediary or other entity provides services and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the transfer agent.

---

Your Account



$2,500 minimum initial investment

.. Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

.. Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code;

.. Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Management Distributors, Inc.: (i) who holds Class Z shares; (ii) who held Primary A shares prior to August 22, 2005;
   (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Management Distributors, Inc.;

.. Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Management Distributors, Inc.;

..  Any employee (or family member of an employee) of Bank of America
   Corporation or a subsidiary;

.. Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $2,500 minimum investment requirement);

.. Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; and

.. Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations purchasing shares for their own accounts, including Bank of America Corporation, its affiliates, or subsidiaries.

The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

                                                                             ---

Your Account



SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

     ------------------------------------------------------------------------

       CHOOSING A SHARE CLASS

       The Fund offers one class of shares in this prospectus -- Class
       Z.

       Broker-dealers, investment advisers or financial planners selling mutual fund shares may offer their clients more than one class of shares in a fund with different pricing options. This allows you and your financial advisor to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs your financial advisor offers. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in any available share class before selecting a share class.

       The Fund also offers five additional classes of shares -- Class
       A, B, C, T and G shares are available through separate
       prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.
       -----------------------------------------------------------   -    -

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Management
Distributors, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

Certain restrictions on exchanges may apply to participants in Health Savings Accounts, including a limitation that participants may exchange their shares only for shares of other funds currently enrolled in the program offering the Health Savings Account.

You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees and (ii) any other required

---

Your Account


documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

 Outlined below are the various options for selling shares:

 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into Class Z shares or Class A shares (only if Class Z is not offered) of another fund
                   distributed by Columbia Management Distributors, Inc. at no additional cost. To exchange by telephone, call
                   1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts and Health Savings Accounts. For
                   details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign
                   the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another
                   eligible guarantor that participates in the Medallion
                   Signature Guarantee Program for amounts over $100,000 or
                   for alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.
                   Mail your letter of instruction to Columbia Management
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell Fund shares and request that the proceeds be
                   wired to your bank. You must set up this feature prior to
                   your request. Be sure to complete the appropriate section
                   of the account application for this feature. Generally, the value of your redemptions must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                   is a $7.50 charge for wiring sale proceeds to your bank.
                   (The transfer agent may waive this fee for omnibus and
                   nominee accounts.) Your bank may charge additional fees for such wire transfer.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                   account balance requirement is waived for wrap accounts.
                   All dividend and capital gains distributions must be
                   reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 Through the       You may sell Fund shares through the internet. You will be
 internet          required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                   transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for
                   internet transactions, please call 1-800-345-6611.

                                                                             ---

Your Account



FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to the frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

---

Your Account



Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

FINANCIAL INTERMEDIARY PAYMENTS
--------------------------------------------------------------------------------
The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the total Fund assets for Class Z shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.

The Fund's distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

                                                                             ---

Your Account



Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

Automatic Sale of Your Shares The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the

---

Your Account


transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.

The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").

Minimum Account Balance Fee Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by your Fund for transfer agency services by the amount it collects from assessment of this fee. If your Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to your Fund. The transfer agent will send you written notification of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345- 6611 or contact your investment professional for more information.

Exceptions to the Automatic Sale of Your Shares and the Minimum Account Balance Fee The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic conversion of Class G shares to Class T shares, certain qualified retirement plans or Health Savings Accounts. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.

Share Certificates Share certificates are not available for Class Z shares.

                                                                             ---

Your Account



Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to
         shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------

Distribution Options The Fund distributes any dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account or a Health Savings Account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income. Properly designated distributions of

---

Your Account


long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.

                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia
Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.
Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.

For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.70% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the fiscal period ended
March 31, 2006.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Peter Larson, a senior vice president of Columbia Advisors, is the lead manager for the Fund and has managed the Fund, including the predecessor funds, since it commenced operations in 1992. Mr. Larson has been associated with Columbia Advisors or its predecessors since 1963.

Richard G. D'Auteuil, a vice president of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since September, 2005. Mr. D'Auteuil has been associated with Columbia Advisors or its predecessors since May, 1993.

Allyn Seymour, a vice president of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since September, 2005. Mr. Seymour has been associated with Columbia Advisors or its predecessors since September, 1993

Alfred F. Alley, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since January, 2007. Mr. Alley has been associated with Columbia Advisors or its predecessors since June, 2005. Prior to June, 2005, Mr. Alley was a managing partner of Tandem Trading, LLC from October, 2001 to June, 2005.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor")

---

Managing the Fund


(collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court

                                                                             ---

Managing the Fund


for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

---

Financial Highlights
-------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the fiscal years ended September 30, 2006, September 30, 2005 and September 30, 2004 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 and for the fiscal years ended October 31, 2002 and 2001 has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-345-6611.

 The Fund

                                                     Year ended                  Period ended            Year ended
                                                   September 30,                 September 30,          October 31,
                                        2006        2005/(a)/      2004/(b)/     2003/(c)(d)/          2002       2001
                                       Class Z       Class Z        Class Z         Class Z           Class Z    Class Z
                                     -------      ---------      ---------      -------------      -------       -------
 Net asset value --
 Beginning of period ($)               19.54          17.73          15.45           12.75           14.11         14.38
-------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations
 ($):
   Net investment income
    (loss)/(e)/                        (0.01)         (0.01)         (0.03)           0.02            0.03          0.07
   Net realized and unrealized
    gain (loss) on investments          1.93           2.94           2.80            3.34           (0.07)         1.60
-------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations       1.92           2.93           2.77            3.36           (0.04)         1.67
-------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income             --             --             --           (0.01)          (0.01)        (0.07)
   From net realized capital gains     (1.50)         (1.12)         (0.49)          (0.65)          (1.31)        (1.87)
-------------------------------------------------------------------------------------------------------------------------
 Total Distributions Declared to
   Shareholders                        (1.50)         (1.12)         (0.49)          (0.66)          (1.32)        (1.94)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                     19.96          19.54          17.73           15.45           12.75         14.11
-------------------------------------------------------------------------------------------------------------------------
 Total return (%)/(f)/                 10.32/(g)/     16.96/(g)/     18.12/(g)/      27.44/(g)(h)/   (1.26)/(g)/   13.20
-------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net
 Assets/Supplemental Data (%):
   Operating expenses/(i)/              0.91           0.88           0.90            0.92/(j)/       0.90          0.92
   Interest expense                       --/(k)/        --             --              --              --            --
   Total net expenses/(i)/              0.91           0.88           0.90            0.92/(j)/       0.90          0.92
   Net investment income
    (loss)/(i)/                        (0.05)         (0.06)         (0.15)           0.14/(j)/       0.20          0.48
   Waiver/reimbursement                   --/(k)/        --/(k)/        --/(k)/       0.02/(j)/       0.01            --
 Portfolio turnover rate (%)              14             16             26              19/(h)/         23            46
 Net assets, end of period (000's)
   ($)                               929,791      1,058,362      1,101,312         789,666         485,197       425,687

(a) On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.
(b) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.
(c) The Fund changed its fiscal year end from October 31 to September 30.
(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Trust shares were redesignated Liberty Small Cap Fund, Class Z shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of the expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds to less than 0.01%.

                                                                             ---

Appendix A
-------------------------------------------------------------------------------

Hypothetical Investment and Expense Information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart, and is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower.

Class Z Shares

                              Initial Hypothetical
                                   Investment
 Maximum Sales Charge 0.00%    Amount $10,000.00      Assumed Rate of Return 5%


                                                                     Hypothetical
                        Cumulative                    Cumulative       Year-End
                       Return Before     Annual      Return After    Balance After        Annual
Year                  Fees & Expenses Expense Ratio Fees & Expenses Fees & Expenses Fees & Expenses/(1)/
1                          5.00%          0.97%          4.03%        $10,403.00         $   98.95
2                         10.25%          0.97%         8.22%         $10,822.24         $  102.94
3                         15.76%          0.97%         12.58%        $11,258.38         $  107.09
4                         21.55%          0.97%         17.12%        $11,712.09         $  111.41
5                         27.63%          0.97%         21.84%        $12,184.09         $  115.90
6                         34.01%          0.97%         26.75%        $12,675.11         $  120.57
7                         40.71%          0.97%         31.86%        $13,185.91         $  125.43
8                         47.75%          0.97%         37.17%        $13,717.30         $  130.48
9                         55.13%          0.97%         42.70%        $14,270.11         $  135.74
10                        62.89%          0.97%         48.45%        $14,845.20         $  141.21
Total Gain After Fees
 and Expenses                                                         $ 4,845.20
Total Annual Fees and
 Expenses                                                                                $1,189.72

(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Funds Series Trust I: 811-04367

..  Columbia Small Cap Core Fund

--------------------------------------------------------------------------------

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